UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2017

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2017

The Funds are intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	13
Portfolio of Investments:
Limited Duration	16
Income Plus	24
European Equity	34
Multi Cap Growth	37
Financial Statements:
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Notes to Financial Statements	48
Financial Highlights	78
Report of Independent Registered Public Accounting Firm	82
Trustee and Officer Information	83
Federal Tax Notice	89

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited)

Dear Shareholder:

In 2017, the world's major economies appeared to be expanding in sync, propped up by the extraordinary measures taken by central banks to stimulate growth after the global financial crisis. Equities and non-government sectors of the bond market rallied on the more positive macroecomoic outlook, while concerns about persistently low inflation, political risks and flaring geopolitical tensions fell to the wayside.

Domestic and International Equity Overview

Equities strongly outperformed fixed income in the 12-month period. The positive economic backdrop and low global interest rates, along with record low stock price volatility, supported investor confidence in stocks. In the U.S., major stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve (Fed) raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. In Europe, strong and synchronized global gross domestic product growth, loose monetary policy, a benign political framework, a strong euro versus the U.S. dollar and record low volatility drove European equities higher. Not surprisingly, cyclical sectors, including information technology, materials, industrials and consumer discretionary, led performance across the global equity markets in 2017. Although oil prices ended the year higher, turbulence along the way put downward pressure on the energy sector, one of the weakest-performing sectors in the 12-month period. Defensive sectors such as telecommunications, utilities and real estate also lagged as they remained out of favor with investors.

Fixed Income Overview

Still-easy financial conditions and optimism about the global economy helped most sectors of the bond market perform well in 2017. The Federal Reserve continued to gradually raise the target fed funds rate as the U.S. economy remained on solid footing, and the Bank of England initiated its first increase in 10 years on rising inflation concerns. Amid surprising strength in eurozone economies, the European Central Bank's tone turned more hawkish, as it announced a reduction in its bond buying program beginning in January 2018. The U.S. yield curve began to flatten heading into year-end, as the Fed's ongoing rate hikes lifted yields on the short end of the curve, while weak inflation weighed on yields at the long end. Securitized sectors, including mortgage-backed securities and asset-backed securities, outperformed similar duration Treasuries, aided by a strong housing market and improving consumer balance sheets. Corporate credit continued to be supported by healthy corporate fundamentals, strong technicals, a rising equity market and low market volatility. In addition, defaults remained relatively low during 2017, bolstering high yield credit.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

Limited Duration Portfolio

For the 12-month period ended December 31, 2017, Variable Investment Series — Limited Duration Portfolio Class X shares produced a total return of 1.24%, underperforming the Bloomberg Barclays U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 1.27%. For the same period, the Fund's Class Y shares returned 0.96%. Past performance is no guarantee of future results.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception*
Class X	1.24%	1.52%	0.54%	1.93%
Class Y	0.96%	1.26%	0.28%	1.60%

(1)  Ending value on December 31, 2017 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

The Fund's overweight to the investment-grade credit markets was the primary contributor to outperformance during the year. Strong global growth and accommodative monetary policy created a positive environment for equity and credit markets during 2017. Corporate index spreads tightened 30 basis points over the year to levels near post-crisis tights.i

The Fund's positioning in the securitized sector also helped performance during the year, driven mainly by an allocation to non-agency mortgage securities. The non-agency residential (RMBS), commercial (CMBS), and asset-backed (ABS) sectors all performed well. Agency MBS positioning slightly detracted from relative performance, due to interest-only (IO) holdings.

Interest rate positioning slightly hurt relative performance. Over 2017, the U.S. Treasury yield curve flattened. Short maturity yields were driven higher by the three Fed rate increases. Longer maturities were anchored by disappointment over inflation. Over the year, 10-year U.S. Treasury yields fell 4 basis points, ending the year at 2.41%.ii The return drag of the short duration exposure offset the positive impact from yields increasing. These exposures were managed, in part, using interest rate futures.

Underweights to U.S. agencies and emerging market debt both detracted slightly from relative performance.

Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals. The Fund was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies will continue to de-risk in light of the regulatory environment. The Fund also had allocations to non-agency mortgages and asset-backed securities. With regard to interest rate strategy, the Fund was generally short duration in the U.S.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

i  Source: Bloomberg Barclays. Data as of December 31, 2017.

ii  Source: Bloomberg L.P. Data as of December 31, 2017.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

Income Plus Portfolio

For the 12-month period ended December 31, 2017, Variable Investment Series — Income Plus Portfolio Class X shares produced a total return of 6.65%, outperforming the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 6.42%. For the same period, the Fund's Class Y shares returned 6.46%. Past performance is no guarantee of future results.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

As markets continued their strength given the positive economic backdrop, the Fund ended the year with performance above the Index. The positive performance was largely driven by exposure in various credit sectors, with investment grade and convertible bonds both leading the way, and high yield exposure also contributing positively. Within the investment grade segment, the Fund's positioning in the financials sector most positively impacted performance, driven mainly by the banking sub-sector. The Fund's industrials positioning had small negative impact on performance overall over the period. Within non-financials, utilities and transportation positively impacted performance, while technology and capital goods detracted from performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception*
Class X	6.65%	4.01%	5.93%	6.94%
Class Y	6.46%	3.75%	5.67%	6.08%

(1)  Ending value on December 31, 2017 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

The Fund's overweight to the high yield segment of the market was also beneficial to performance, as this asset class performed well during 2017 as yields and spreads declined. Similarly, the Fund's overweight to convertible bonds added to performance given the strength in the equity markets. The Fund's short duration position (or, less sensitivity to interest rate movements) positively contributed to performance over the period. Treasury yields increased in the 2- through 10-year part of the yield curve, while declining in the 30-year part of the curve over the period. Additionally, the use of derivatives, used to offset other exposures in the Fund, had a slightly negative impact on performance over the period.

U.S. economic data has continued to be relatively healthy, with data elsewhere in the world remaining strong. The market continues to watch the Fed closely as it hiked rates in 2017 and promised to continue in 2018. This, along with balance sheet reduction, set the table for the first time in a long time of potentially tighter monetary policy. Other major central banks around the world are also considering raising rates and/or selling assets. The significance is that going forward will be uncharted territory. This is the first time since the global financial crisis that major global central banks are making a coordinated move to end excessive policy accommodation.

In investment grade corporates, we entered 2017 expecting competing tensions between fundamentals, valuation and technicals. Sitting around the table, our team discussed these and a range of other factors expected to have positive and negative influences on the market in 2018. Our discussions concluded with our team remaining constructive on credit but holding more modest expectations and nuanced views of the asset class looking forward.

In terms of fundamentals, U.S. banking and other financials remain very strong with high capital levels and improving profitability. We have been somewhat concerned about the high levels of leverage in U.S. industrials, as well as focused on rising idiosyncratic risk, driven by merger and acquisition and disruption risks in the industrials sector. A similar difference between financials and non-financials occurred in Europe where regulators and central banks continue to de-risk the banking sector, encouraging banks to hold more capital and better assets.

The investment grade corporate market performed well in 2017, with spreads tightening by 29 basis points in the U.S., as represented by the Index.iii Spreads are now at the tightest level since the crisis, going through the previous lows of July 2014.i These levels lead us to the view that the majority of market compression is now behind us and we expect 2018 to be defined largely by idiosyncratic opportunities.

i  Source: Bloomberg Barclays. Data as of December 31, 2017.

iii  Source: Bloomberg Barclays. Data as of December 31, 2017.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

The backdrop for the market remained benign, as volatility measured by the VIX volatility index remains trading in a narrow range and just above historic lows.i Financials' yield spreads tightened by a similar amount as those of non-financials, as the pace of outperformance in the senior bank space was noticeably slower.

In summary, while yield spreads are trading inside long-term median levels, we see the economic backdrop as continuing to be positive. The removal of excess accommodation by central banks, while not a positive, likely will not derail markets. Therefore, we remain cautiously optimistic about investment grade credit. Financial fundamentals remain strong and continue to improve. Given current valuations, we do not expect a drastic move tighter in spreads; however, we expect to see some dispersion and idiosyncratic risk emerge. Though we are still looking to take advantage of the current environment by owning credit risk, we are also open to opportunities to de-risk where appropriate to reflect tighter valuations and less favorable fundamentals.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

i  Source: Bloomberg Barclays. Data as of December 31, 2017.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

European Equity Portfolio

For the 12-month period ended December 31, 2017, Variable Investment Series — European Equity Portfolio Class X shares produced a total return of 22.99%, underperforming the MSCI Europe Index (the "Index"), which returned 25.51%. For the same period, the Fund's Class Y shares returned 22.65%. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Over the reporting period, the Fund benefited from strong stock selection in capital goods, pharmaceuticals, consumer services, commercial & professional services and energy. In addition, both our stock selection and overweight allocation in semiconductors along with our underweight allocation in retailing and food & staples retailing positively contributed to the overall performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception*
Class X	22.99%	5.66%	1.02%	8.02%
Class Y	22.65%	5.40%	0.77%	2.38%

(1)  Ending value on December 31, 2017 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

Detractors from performance included our stock selection in banks and in food, beverage & tobacco, along with both our stock selection and underweight allocation in materials and consumer durables. In addition, both our stock selection and overweight allocation in health care equipment and our underweight allocation in transportation were unfavorable to the overall performance.

On a country level, our stock selection in Sweden and Denmark, along with both our stock selection and overweight allocation in the Netherlands, positively contributed to the overall performance. However, our stock selection in Germany, both our stock selection and underweight allocation to the United Kingdom, and both our stock selection and overweight allocation to Ireland hurt overall performance.

Among the Fund's holdings, the largest positive contributors were a Swedish truck manufacturer that benefited from improving margins and a supportive economic outlook increasing the demand for trucks; a Dutch technology company that was boosted by strong demand, driven by "internet of things" products; a French industrial company that rallied on improving profitability and strong airplane demand; a Danish pharmaceutical company aided by a sales recovery in 2017 following a disappointing 2016; and an Anglo-Dutch consumer staples company that rallied on takeover news (although the bid was later withdrawn).

The Fund's main detractors included a U.K.-based global retail bank that suffered from a prolonged negative outlook on its investment banking business; a German health care company that expensively acquired a competitor and had negative exposure to the weakening U.S. dollar; a U.K. telecommunications company hampered by a series of one-off negative news, including a fraud scandal in its Italian subsidiary, a significant deficit in its employees' pension fund and worsening U.K. consumer sentiment due to Brexit; a French media company that has been losing market share to consultants and digital media companies; and a U.K. tobacco company that disappointed with lukewarm sales growth and a lack of "heat-not-burn" next-generation tobacco product.

We remain optimistic on the prospects for European equities, although we have a more cautious view for the second part of 2018. We expect ECB to announce the end of its quantitative easing policy by September 2018 and the first hike in interest rates in spring 2019. Rising inflations expectations forcing the U.S. Fed to increase the pace of its hikes, a significant slowdown of the Chinese economy, political instability (Catalonia, new government in Germany, Italian and Swedish elections in addition to Brexit developments) are potential factors of instability we will carefully watch in the coming year.

While valuations are not as attractive as they used to be, European equities' valuations are still appealing on a relative basis, especially when compared to U.S. equities and fixed income securities, which appear to be expensive.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

In this environment, we continue to seek high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt, trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2017, Variable Investment Series — Multi Cap Growth Portfolio Class X shares produced a total return of 49.39%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 29.59%. For the same period, the Fund's Class Y shares returned 49.00%. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Fund shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception*
Class X	49.39%	20.09%	11.61%	12.10%
Class Y	49.00%	19.79%	11.33%	6.83%

(1)  Ending value on December 31, 2017 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index this reporting period primarily due to favorable stock selection with a smaller contribution from sector allocations.

The information technology sector was the largest contributor to performance, driven by strongly favorable stock selection and a beneficial overweight allocation in the sector. Relative gains were led by a global social networking platform, which continued to execute well, reported strong earnings and provided a positive outlook on cost cutting. Several holdings in the software-as-a-service area were also among the top contributors in the sector and across the Fund. Sentiment was strong across the industry due to generally solid reported results as well as upbeat management commentary. Moderating the Trust's outperformance in the IT sector, however, was a video and photo sharing platform that performed poorly in the reporting period and is not held in the Index.

Stock selection in consumer discretionary and health care also contributed significantly to relative outperformance. In the consumer discretionary sector, a holding in an online retail and cloud computing leader led relative results, due to the company's continued strong earnings results and expectations that the company's e-commerce business could benefit from a shift in the retail landscape, as brick-and-mortar stores have been closing at an accelerating pace. The consumer discretionary sector also included the Fund's largest detractor in the reporting period, a coffee retailer that suffered from a disappointing outlook as same-store sales growth decelerated along with a broader decline in spending at restaurants. Relative outperformance in the health care sector was driven by a leading genetic testing and analysis company and a surgical robotics maker. Both companies posted strong results during the period on continued strong execution and positive investor sentiment around new product launches.

Although stock selection modestly detracted from relative results in the industrials and materials sectors, sector weighting differences versus the Index were favorable, which helped offset the negative impact from stock selection.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Fund in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2017 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, D.C. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Funds' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2017 (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and services (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/17 – 12/31/17.

Actual Expenses

The first line of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2017 (unaudited) continued

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/17	12/31/17	07/01/17 – 12/31/17
Class X
Actual (-0.06% return)	$1,000.00	$999.40	$7.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.32
Class Y
Actual (-0.21% return)	$1,000.00	$997.90	$8.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.59

  (1)  Expenses are equal to the Fund's annualized expense ratios of 1.44% and 1.69% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/17	12/31/17	07/01/17 – 12/31/17
Class X
Actual (2.44% return)	$1,000.00	$1,024.40	$4.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual (2.33% return)	$1,000.00	$1,023.30	$5.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.76	$5.50

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.83% and 1.08% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/17	12/31/17	07/01/17 – 12/31/17
Class X
Actual (7.00% return)	$1,000.00	$1,070.00	$5.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (6.87% return)	$1,000.00	$1,068.70	$6.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  (1)  Expenses are equal to the Fund's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.71% and 1.96% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2017 (unaudited) continued

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/17	12/31/17	07/01/17 – 12/31/17
Class X
Actual (16.08% return)	$1,000.00	$1,160.80	$3.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.33	$2.91
Class Y
Actual (15.92% return)	$1,000.00	$1,159.20	$4.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.07	$4.18

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.62% and 0.87% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Corporate Bonds (69.3%)
	Basic Materials (1.2%)
$125	EI du Pont de Nemours & Co.	2.20%		05/01/20	$124,932
175	Goldcorp, Inc. (Canada)	2.125		03/15/18	175,099
					300,031
	Communications (7.5%)
400	AT&T, Inc.	2.45		06/30/20	399,802
225	Baidu, Inc. (China)	3.25		08/06/18	226,106
200	CBS Corp.	2.30		08/15/19	199,939
150	Deutsche Telekom International Finance BV (Germany) (a)	2.225		01/17/20	149,361
125	Discovery Communications LLC	2.20		09/20/19	124,475
225	Orange SA (France)	2.75		02/06/19	226,304
175	Scripps Networks Interactive, Inc.	2.75		11/15/19	175,222
175	Time Warner Cable LLC	6.75		07/01/18	178,901
230	Verizon Communications, Inc.	2.946		03/15/22	231,628
					1,911,738
	Consumer Discretionary (0.8%)
188	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36		03/20/23	189,141
	Consumer, Cyclical (5.5%)
90	Alimentation Couche-Tard, Inc. (Canada) (a)	2.35		12/13/19	90,037
175	CVS Health Corp.	2.125		06/01/21	170,923
100	Delta Air Lines, Inc.	2.875		03/13/20	100,634
70	DR Horton, Inc.	2.55		12/01/20	69,944
200	Ford Motor Credit Co., LLC	2.681		01/09/20	200,580
125	General Motors Co., 3 Month USD LIBOR + 0.80%	2.192	(b)	08/07/20	125,796
125	Hyundai Capital America (Korea, Republic of) (a)	2.00		03/19/18	124,967
50	Hyundai Capital America (a)	2.55		04/03/20	49,619
100	Hyundai Capital America (Korea, Republic of) (a)	2.60		03/19/20	99,238
175	Southwest Airlines Co.	2.75		11/06/19	176,329
200	Volkswagen Group of America Finance LLC (Germany) (a)	2.40		05/22/20	199,531
					1,407,598
	Consumer, Non-Cyclical (15.2%)
140	Abbott Laboratories	2.35		11/22/19	140,217
175	AbbVie, Inc.	2.50		05/14/20	175,636
280	Allergan Funding SCS	3.00		03/12/20	282,663
200	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.65		02/01/21	201,147
150	BAT International Finance PLC (United Kingdom) (a)	2.75		06/15/20	150,822

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$175	Baxalta, Inc.	2.875%	06/23/20	$176,231
200	Bayer US Finance LLC (a)	2.375	10/08/19	200,163
100	Becton Dickinson and Co.	2.675	12/15/19	100,409
175	Biogen, Inc.	2.90	09/15/20	177,499
50	Cardinal Health, Inc.	1.948	06/14/19	49,710
175	Celgene Corp.	2.875	08/15/20	176,742
200	Danone SA (France) (a)	1.691	10/30/19	197,683
175	EMD Finance LLC (Germany) (a)	2.40	03/19/20	174,710
175	Gilead Sciences, Inc.	2.55	09/01/20	176,623
75	JM Smucker Co. (The)	2.50	03/15/20	75,225
150	Kroger Co. (The)	2.30	01/15/19	150,159
50	Mead Johnson Nutrition Co.	3.00	11/15/20	50,770
175	Medtronic, Inc.	2.50	03/15/20	176,092
150	Molson Coors Brewing Co.	1.45	07/15/19	148,182
175	Reynolds American, Inc.	2.30	06/12/18	175,224
300	Synchrony Financial	3.00	08/15/19	302,199
250	Tyson Foods, Inc.	2.65	08/15/19	251,298
150	UnitedHealth Group, Inc.	2.70	07/15/20	151,790
				3,861,194
	Energy (2.6%)
100	BP Capital Markets PLC (United Kingdom)	2.315	02/13/20	100,274
175	Energy Transfer LP	2.50	06/15/18	175,280
125	Enterprise Products Operating LLC	2.55	10/15/19	125,446
200	Kinder Morgan, Inc.	3.05	12/01/19	201,841
60	Schlumberger Finance Canada Ltd. (Canada) (a)	2.20	11/20/20	59,674
				662,515
	Finance (26.6%)
150	Air Lease Corp.	2.125	01/15/20	148,973
280	Bank of America Corp., MTN	2.625	10/19/20	282,464
260	BNZ International Funding Ltd. (New Zealand) (a)	2.35	03/04/19	260,296
275	BPCE SA, MTN (France)	2.25	01/27/20	274,524
200	Canadian Imperial Bank of Commerce, Series BKTN (Canada)	2.10	10/05/20	198,538
130	Capital One Financial Corp.	2.40	10/30/20	129,290
150	Citigroup, Inc.	2.45	01/10/20	150,140
200	Danske Bank A/S (Denmark) (a)	1.65	09/06/19	197,994
225	DBS Group Holdings Ltd. (Singapore) (a)	2.246	07/16/19	224,239
100	Deutsche Bank AG (Germany)	2.70	07/13/20	99,571
100	Digital Realty Trust LP	2.75	02/01/23	99,238
250	Discover Bank	2.00	02/21/18	250,026
200	DNB Bank ASA (Norway) (a)	2.125	10/02/20	198,175

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$175	ERP Operating LP	2.375%	07/01/19	$175,476
175	Goldman Sachs Group, Inc. (The)	2.35	11/15/21	172,505
220	HSBC USA, Inc.	2.25	06/23/19	220,035
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	200,136
100	Jackson National Life Global Funding (a)	1.875	10/15/18	99,911
100	Jackson National Life Global Funding (a)	2.20	01/30/20	99,673
50	JPMorgan Chase & Co., MTN	2.295	08/15/21	49,578
200	LeasePlan Corp. N.V. (Netherlands) (a)	2.875	01/22/19	200,187
200	Lloyds Banking Group PLC (United Kingdom)	3.10	07/06/21	202,185
201	Macquarie Bank Ltd. (Australia) (a)	2.60	06/24/19	201,588
175	Metropolitan Life Global Funding I (See Note 8) (a)	2.00	04/14/20	173,717
150	Metropolitan Life Global Funding I (See Note 8) (a)	2.05	06/12/20	148,964
230	Mizuho Bank Ltd. (Japan) (a)	1.85	03/21/18	230,013
250	National Bank of Canada (Canada)	2.15	06/12/20	248,668
250	Principal Life Global Funding II (a)	2.15	01/10/20	249,093
150	Protective Life Global Funding (a)	1.722	04/15/19	149,236
150	Protective Life Global Funding (a)	2.70	11/25/20	150,722
200	Santander Holdings USA, Inc.	2.70	05/24/19	200,500
250	Skandinaviska Enskilda Banken AB (Sweden)	2.30	03/11/20	249,595
260	Sumitomo Mitsui Banking Corp. (Japan)	2.45	01/10/19	260,624
90	Suncorp-Metway Ltd. (Australia) (a)	2.375	11/09/20	89,425
300	UBS AG, MTN (Switzerland)	2.375	08/14/19	300,318
200	WEA Finance LLC/Westfield UK & Europe Finance PLC (a)	2.70	09/17/19	201,159
				6,786,776
	Industrials (3.2%)
50	Harris Corp.	2.70	04/27/20	50,228
115	Ingersoll-Rand Global Holding Co., Ltd.	2.875	01/15/19	115,618
75	Lockheed Martin Corp.	2.50	11/23/20	75,530
125	Northrop Grumman Corp.	2.55	10/15/22	124,248
150	Rockwell Collins, Inc.	1.95	07/15/19	149,288
50	Ryder System, Inc., MTN	2.65	03/02/20	50,200
250	Siemens Financieringsmaatschappij N.V. (Germany) (a)	2.15	05/27/20	248,549
				813,661
	Technology (2.5%)
125	Broadcom Corp./Broadcom Cayman Finance Ltd. (a)	2.20	01/15/21	122,324
100	Hewlett Packard Enterprise Co. (a)	2.10	10/04/19	99,358
125	Lam Research Corp.	2.80	06/15/21	125,885

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$300	TSMC Global Ltd. (Taiwan) (a)	1.625%		04/03/18	$299,490
					647,057
	Utilities (4.2%)
275	Dominion Energy Gas Holdings LLC	2.50		12/15/19	275,557
75	DTE Energy Co.	1.50		10/01/19	73,842
100	Duke Energy Corp.	1.80		09/01/21	97,351
200	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	201,228
175	Sempra Energy	2.40		03/15/20	174,992
250	Southern Co. (The)	2.15		09/01/19	249,354
					1,072,324
	Total Corporate Bonds (Cost $17,640,889)				17,652,035
	Asset-Backed Securities (21.3%)
105	Ally Auto Receivables Trust	1.75		12/15/21	104,197
100	AMSR Trust, 1 Month LIBOR + 1.40% (a)	2.891	(b)	11/17/33	100,707
68	AVANT Loans Funding Trust (a)	7.80		09/15/20	68,231
	Bayview Opportunity Master Fund IIIa Trust
70	(a)	3.105		09/28/32	69,877
100	(a)	3.352		11/28/32	99,782
89	Bayview Opportunity Master Fund IVb Trust (a)	3.50	(b)	01/28/55	90,474
1	CAM Mortgage Trust (a)	4.00		01/15/56	892
	CLUB Credit Trust
39	(a)	2.39		04/17/23	38,772
86	(a)	2.42		09/15/23	86,253
	Colony American Homes
117	1 Month LIBOR + 1.15% (a)	2.627	(b)	05/17/31	117,276
100	1 Month LIBOR + 2.80% (a)	4.277	(b)	05/17/31	100,678
72	1 Month LIBOR + 3.20% (a)	4.677	(b)	07/17/31	72,669
26	Conn Funding II LP (a)	2.73		07/15/19	26,514
100	Consumer Loan Underlying Bond Credit Trust (a)	3.50		01/16/24	100,031
381	Ford Credit Auto Owner Trust (a)	2.26		11/15/25	381,871
100	Foundation Finance Trust (a)	3.30		07/15/33	99,925
	GCAT LLC
45	(a)	3.228		05/25/22	44,738
62	(a)	3.352		04/25/47	62,063
135	Golden Credit Card Trust (Canada) (a)	1.98		04/15/22	134,130
105	Hyundai Auto Receivables Trust	1.77		01/18/22	104,310
206	Invitation Homes Trust, 1 Month LIBOR + 2.75% (a)	4.21	(b)	08/17/32	208,104
100	Mariner Finance Issuance Trust (a)	3.62		02/20/29	100,672
54	Marlette Funding Trust (a)	2.827		03/15/24	54,367
99	MFA Trust (a)	3.352		11/25/47	99,529

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Nationstar HECM Loan Trust
$25	(a)	2.239	(b)%	06/25/26	$24,529
100	(a)	2.815	(b)	09/25/27	100,297
100	(a)	2.942		05/25/27	100,320
95	New Residential Mortgage Loan Trust (a)	4.00	(b)	08/27/57	97,613
50	Nissan Auto Lease Trust	1.91		04/15/20	49,835
115	Nissan Auto Receivables Owner Trust	1.75		10/15/21	114,176
118	North Carolina State Education Assistance Authority, 3 Month USD LIBOR + 0.80%	2.167	(b)	07/25/25	118,066
97	Oak Hill Advisors Residential Loan Trust (a)	3.00		07/25/57	97,560
	Ocwen Master Advance Receivables Trust
100	(a)	2.499		09/15/48	100,104
100	(a)	2.722		08/16/49	99,360
32	Option One Mortgage Loan Trust Asset-Backed Certificates, 1 Month LIBOR + 0.50%	2.001	(b)	08/20/30	31,280
30	OSCAR US Funding Trust VII LLC (Japan) (a)	2.13		11/10/20	29,941
27	Panhandle-Plains Higher Education Authority, Inc., 3 Month USD LIBOR + 0.95%	2.285	(b)	07/01/24	27,045
	PFS Financing Corp.
100	(a)	2.57		07/15/22	98,856
100	(a)	2.74		10/17/22	99,627
100	Prosper Marketplace Issuance Trust (a)	3.36		11/15/23	99,639
139	RCO Mortgage LLC (a)	3.375		08/25/22	139,708
97	Skopos Auto Receivables Trust (a)	5.43		12/15/23	97,906
100	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes (a)	2.53		11/16/48	99,122
87	Sunset Mortgage Loan Co., LLC (a)	3.50		06/15/47	87,015
	Towd Point Mortgage Trust
96	(a)	2.152	(b)	02/25/57	95,881
87	(a)	2.75	(b)	04/25/57	87,348
100	U.S. Residential Opportunity Fund IV Trust (a)	3.352		11/27/37	99,974
78	Velocity Commercial Capital Loan Trust, 1 Month LIBOR + 1.80%	3.128	(b)	10/25/46	79,182
	Verizon Owner Trust
110	(a)	1.68		05/20/21	109,278
105	(a)	2.06		09/20/21	104,773
67	VOLT LIX LLC (a)	3.25		05/25/47	67,416
74	VOLT LV LLC (a)	3.50		03/25/47	74,866
78	VOLT LVI LLC (a)	3.50		03/25/47	78,604
68	VOLT LX LLC (a)	3.25		04/25/59	67,924
70	VOLT LXI LLC (a)	3.125		06/25/47	70,418

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$96	VOLT LXII LLC (a)	3.125%		09/25/47	$96,304
100	VOLT LXIII LLC (a)	3.00		10/25/47	99,963
98	VOLT LXIV LLC (a)	3.375		10/25/47	97,754
8	VOLT NPL X LLC (a)	4.75		10/26/54	8,168
25	VOLT XL LLC (a)	4.375		11/27/45	25,329
101	VOLT XXV LLC (a)	3.50		06/26/45	101,808
	Total Asset-Backed Securities (Cost $5,437,656)				5,443,051
	Mortgages - Other (4.8%)
57	CHL Mortgage Pass-Through Trust	5.50		05/25/34	57,685
95	CIM Trust (a)	3.00	(b)	04/25/57	95,266
	Federal Home Loan Mortgage Corporation
246		2.102	(b)	04/25/30	245,870
38	1 Month USD LIBOR + 0.90%	2.452	(b)	10/25/27	38,056
37	1 Month USD LIBOR + 1.75%	3.302	(b)	09/25/28	36,910
	Federal National Mortgage Association
113	1 Month USD LIBOR + 1.30%	2.852	(b)	05/25/29 - 07/25/29	114,060
32	1 Month USD LIBOR + 2.20%	3.752	(b)	10/25/28	32,655
100	Finance of America Structured Securities Trust (a)	3.624	(b)	11/25/27	99,795
52	JP Morgan Mortgage Trust	3.791	(b)	07/25/35	51,816
100	Merrill Lynch Mortgage Investors Trust	3.182	(b)	12/25/34	101,370
245	New Residential Mortgage Loan Trust (a)	3.75	(b)	11/26/35 - 08/25/55	251,519
100	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.62%	2.121	(b)	08/20/34	97,768
	Total Mortgages - Other (Cost $1,220,312)				1,222,770
	Sovereign (1.0%)
245	Korea Development Bank (The) (Korea, Republic of) (Cost $242,427)	1.50		01/22/18	244,941
	Collateralized Mortgage Obligations - Agency Collateral Series (0.8%)
97	Federal Home Loan Mortgage Corporation, REMIC	7.50		09/15/29	110,692
	Government National Mortgage Association,
	IO
182	6.23% - 1 Month LIBOR	4.729	(b)	03/20/43	28,905
229	6.50% - 1 Month LIBOR	4.999	(b)	05/20/40	40,415
	IO PAC
274	6.15% - 1 Month LIBOR	4.649	(b)	10/20/41	21,025
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $154,477)				201,037

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Commercial Mortgage-Backed Security (0.4%)
$100	Hudsons Bay Simon JV Trust, 1 Month LIBOR + 1.58% (a) (Cost $100,000)	2.959	(b)%	08/05/34	$100,184
	Agency Fixed Rate Mortgages (0.3%)
	Federal National Mortgage Association, Conventional Pools:
50		6.50		01/01/32	54,882
21		7.00		12/01/31 - 06/01/32	21,837
	Total Agency Fixed Rate Mortgages (Cost $74,151)				76,719
	Short-Term Investments (1.8%)
	U.S. Treasury Security (0.2%)
51	U.S. Treasury Bill (c)(d) (Cost $50,811)	1.191		04/26/18	50,780
NUMBER OF SHARES (000)
	Investment Company (1.6%)
412	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $411,752)				411,752
	Total Short-Term Investments (Cost $462,563)				462,532
	Total Investments (Cost $25,332,475) (e)(f)			99.7%	25,403,269
	Other Assets in Excess of Liabilities			0.3	79,195
	Net Assets			100.0%	$25,482,464

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2017 continued

  (b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (c)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (d)  Rate shown is the yield to maturity at December 31, 2017.

  (e)  Securities are available for collateral in connection with open futures contracts.

  (f)  At December 31, 2017, the aggregate cost for federal income tax purposes is $25,331,222. The aggregate gross unrealized appreciation is $135,341 and the aggregate gross unrealized depreciation is $90,044, resulting in net unrealized appreciation of $45,297.

FUTURES CONTRACTS:

The Fund had the following futures contracts open at December 31, 2017:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 5 yr. Note	45	Mar-18	4,500	$5,227,383	$(24,258)
U.S. Treasury 2 yr. Note	7	Mar-18	1,400	1,498,765	(2,953)
Short:
U.S. Treasury 10 yr. Ultra Long Bond	1	Mar-18	(100)	(133,562)	461
					$(26,750)

LONG TERM CREDIT ANALYSIS+

AAA	11.8%
AA	11.6
A	31.6
BBB	34.0
BB	0.0
B or Below	0.0
Not Rated	11.0
	100.0	%++

  +  The ratings shown are based on the Fund's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $6,859,710 with net unrealized depreciation of $26,750.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (97.2%)
	Basic Materials (4.3%)
$225	BHP Billiton Finance USA Ltd. (Australia)	5.00%	09/30/43	$276,506
390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	387,075
225	Glencore Funding LLC (Switzerland) (a)	3.875	10/27/27	222,818
175	Goldcorp, Inc. (Canada)	5.45	06/09/44	204,462
450	International Paper Co.	3.00	02/15/27	437,158
300	LyondellBasell Industries N.V.	4.625	02/26/55	318,916
500	Newcastle Coal Infrastructure Group Pty Ltd. (Australia) (a)	4.40	09/29/27	501,766
470	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	485,275
575	Sherwin-Williams Co. (The)	2.75	06/01/22	573,359
315	Southern Copper Corp. (Mexico)	7.50	07/27/35	429,731
220	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	270,600
				4,107,666
	Communications (13.0%)
225	21st Century Fox America, Inc.	4.75	09/15/44	258,392
700	Alibaba Group Holding Ltd. (China)	2.50	11/28/19	702,227
275	Alibaba Group Holding Ltd. (China)	2.80	06/06/23	274,423
300	Amazon.com, Inc. (a)	4.25	08/22/57	328,897
175	Amazon.com, Inc.	4.95	12/05/44	213,568
325	AT&T, Inc.	4.25	03/01/27	331,922
1,101	AT&T, Inc.	4.50	03/09/48	1,035,742
350	AT&T, Inc.	4.90	08/14/37	355,506
525	Baidu, Inc. (China)	2.75	06/09/19	525,923
220	Baidu, Inc. (China)	2.875	07/06/22	217,694
200	Baidu, Inc. (China)	3.25	08/06/18	200,983
325	Charter Communications Operating LLC/Charter Communications Operating Capital	4.20	03/15/28	323,249
275	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/25	292,826
275	Charter Communications Operating LLC/Charter Communications Operating Capital	6.484	10/23/45	321,737
725	Comcast Corp.	3.15	02/15/28	728,237
286	Comcast Corp.	4.049	11/01/52	293,469
61	Comcast Corp.	6.40	05/15/38	82,530
225	CSC Holdings LLC (a)	5.50	04/15/27	230,063
300	Ctrip.com International Ltd. (China)	1.25	09/15/22	307,125
150	Deutsche Telekom International Finance BV (Germany) (a)	3.60	01/19/27	151,010
350	Discovery Communications LLC	3.95	03/20/28	348,855

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$275	Finisar Corp.	0.50%	12/15/36	$256,438
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	892,116
300	Priceline Group, Inc. (The)	0.90	09/15/21	351,562
200	Sprint Corp.	7.125	06/15/24	204,000
175	Telefonica Emisiones SAU (Spain)	4.103	03/08/27	181,277
330	Telefonica Europe BV (Spain)	8.25	09/15/30	466,283
200	Telenor East Holding II AS, Series VIP (Norway)	0.25	09/20/19	214,250
525	Time Warner, Inc.	3.80	02/15/27	525,507
990	Verizon Communications, Inc.	4.672	03/15/55	959,922
100	Verizon Communications, Inc.	5.012	08/21/54	103,008
125	Viacom, Inc.	5.85	09/01/43	129,771
250	Viavi Solutions, Inc.	0.625	08/15/33	258,125
200	Vodafone Group PLC (United Kingdom)	4.375	02/19/43	206,941
225	Zillow Group, Inc.	2.00	12/01/21	246,375
				12,519,953
	Consumer Discretionary (0.8%)
773	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36	09/20/21	780,205
	Consumer, Cyclical (6.9%)
275	Alimentation Couche-Tard, Inc. (Canada) (a)	3.55	07/26/27	275,299
340	American Airlines Pass-Through Trust	4.00	07/15/25	351,235
544	British Airways Pass-Through Trust (United Kingdom) (a)	4.625	06/20/24	577,633
325	Darden Restaurants, Inc.	3.85	05/01/27	331,847
475	Delta Air Lines, Inc.	3.625	03/15/22	483,667
325	Dollar General Corp.	3.25	04/15/23	329,763
175	Ford Motor Co.	4.75	01/15/43	178,124
300	Ford Motor Credit Co., LLC	3.096	05/04/23	298,646
300	General Motors Co.	6.60	04/01/36	366,537
168	Hanesbrands, Inc. (a)	4.875	05/15/26	173,040
200	Home Depot, Inc. (The)	3.35	09/15/25	206,898
175	Home Depot, Inc. (The)	5.875	12/16/36	237,258
225	Jaguar Land Rover Automotive PLC (United Kingdom) (a)	4.50	10/01/27	222,750
375	Macy's Retail Holdings, Inc.	2.875	02/15/23	352,445
300	Michael Kors USA, Inc. (a)	4.00	11/01/24	303,155
125	Tesla, Inc.	0.25	03/01/19	132,266
234	United Airlines Pass-Through Trust, Class A	4.30	08/15/25	247,925
375	Volkswagen Group of America Finance LLC (Germany) (a)	2.40	05/22/20	374,121
450	Wal-Mart Stores, Inc.	3.625	12/15/47	472,738

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$200	Walgreens Boots Alliance, Inc.	3.45%		06/01/26	$198,129
250	Wolverine World Wide, Inc. (a)	5.00		09/01/26	250,000
300	Wyndham Worldwide Corp.	4.15		04/01/24	301,805
					6,665,281
	Consumer, Non-Cyclical (11.7%)
450	Abbott Laboratories	3.40		11/30/23	458,380
175	Abbott Laboratories	4.90		11/30/46	201,450
175	AbbVie, Inc.	4.70		05/14/45	197,004
51	Allergan Funding SCS	4.75		03/15/45	54,502
275	Amgen, Inc.	2.60		08/19/26	263,824
272	Amgen, Inc.	4.663		06/15/51	305,579
600	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.90		02/01/46	698,179
300	Ashtead Capital, Inc. (United Kingdom) (a)	4.125		08/15/25	303,375
325	AstraZeneca PLC (United Kingdom)	6.45		09/15/37	442,966
125	Baxalta, Inc.	5.25		06/23/45	146,014
175	Becton Dickinson and Co.	4.685		12/15/44	192,111
250	Cencosud SA (Chile) (a)	6.625		02/12/45	274,603
312	EMD Finance LLC (Germany) (a)	3.25		03/19/25	314,261
100	Express Scripts Holding Co.	4.50		02/25/26	106,298
150	Express Scripts Holding Co.	4.80		07/15/46	160,197
225	Gilead Sciences, Inc.	4.80		04/01/44	261,683
275	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	284,421
250	Humana, Inc.	3.95		03/15/27	259,334
316	Illumina, Inc.	0.00	(b)	06/15/19	344,440
300	Kraft Heinz Foods Co.	4.375		06/01/46	298,365
175	Kroger Co. (The)	4.45		02/01/47	175,446
250	Macquarie Infrastructure Corp.	2.00		10/01/23	240,000
375	Medtronic, Inc.	4.625		03/15/45	437,966
325	Novartis Capital Corp. (Switzerland)	4.40		05/06/44	373,528
175	PepsiCo, Inc.	3.60		03/01/24	183,662
350	Pfizer, Inc.	3.00		12/15/26	352,522
200	Philip Morris International, Inc.	4.50		03/20/42	218,137
400	Reckitt Benckiser Treasury Services PLC (United Kingdom) (a)	2.375		06/24/22	392,403
675	Teva Pharmaceutical Finance Netherlands III BV (Israel)	3.15		10/01/26	558,340
325	Thermo Fisher Scientific, Inc.	2.95		09/19/26	316,407
175	Transurban Finance Co., Pty Ltd. (Australia) (a)	3.375		03/22/27	171,791
300	Transurban Finance Co., Pty Ltd. (Australia) (a)	4.125		02/02/26	312,670
250	UnitedHealth Group, Inc.	2.875		03/15/23	253,055
700	UnitedHealth Group, Inc.	3.75		07/15/25	738,544

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$930	WM Wrigley Jr. Co. (a)	2.90%	10/21/19	$938,882
				11,230,339
	Diversified (0.2%)
200	Alfa SAB de CV (Mexico) (a)	5.25	03/25/24	212,500
	Energy (7.5%)
250	Anadarko Petroleum Corp.	6.45	09/15/36	307,094
450	Andeavor (a)	4.75	12/15/23	484,395
400	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	416,034
200	BG Energy Capital PLC (United Kingdom) (a)	5.125	10/15/41	240,150
500	BP Capital Markets PLC (United Kingdom)	3.119	05/04/26	505,902
300	Buckeye Partners LP	4.125	12/01/27	297,249
525	Cimarex Energy Co.	3.90	05/15/27	537,849
375	Concho Resources, Inc.	3.75	10/01/27	380,198
450	ConocoPhillips Co.	4.95	03/15/26	511,636
425	Enable Midstream Partners LP	3.90	05/15/24	428,175
175	Enterprise Products Operating LLC	5.95	02/01/41	216,730
250	Exxon Mobil Corp.	4.114	03/01/46	280,528
250	Halliburton Co.	5.00	11/15/45	288,220
100	Kinder Morgan Energy Partners LP	3.95	09/01/22	103,306
125	Kinder Morgan Energy Partners LP	5.00	08/15/42	127,296
250	Kinder Morgan, Inc.	5.55	06/01/45	274,591
325	MPLX LP	4.00	02/15/25	332,133
25	MPLX LP	4.875	06/01/25	26,834
150	MPLX LP	5.20	03/01/47	165,252
100	Noble Energy, Inc.	5.05	11/15/44	107,515
100	Phillips 66 Partners LP	4.68	02/15/45	103,107
250	Plains All American Pipeline LP, Series B	6.125	11/15/22(c)	250,250
175	Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/26	177,715
175	Rockies Express Pipeline LLC (a)	6.875	04/15/40	197,750
450	Woodside Finance Ltd. (Australia) (a)	3.70	09/15/26	452,745
				7,212,654
	Finance (35.1%)
390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	410,123
600	ABN Amro Bank N.V. (Netherlands) (a)	4.75	07/28/25	638,100
150	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	3.50	05/26/22	152,381
420	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	3.75	05/15/19	426,789
225	Air Lease Corp.	2.625	07/01/22	222,199
250	Air Lease Corp.	3.375	06/01/21	255,578

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$275	Alexandria Real Estate Equities, Inc.	3.95%	01/15/27	$281,443
350	American Express Credit Corp., MTN	3.30	05/03/27	355,593
225	American International Group, Inc.	4.50	07/16/44	243,300
625	Bank of America Corp.	4.244	04/24/38	679,195
205	Bank of America Corp.	7.75	05/14/38	308,100
625	Bank of America Corp., MTN	4.25	10/22/26	659,373
350	Bank of Montreal (Canada)	3.803	12/15/32	346,458
300	BNP Paribas SA (France) (a)	3.80	01/10/24	310,804
400	Boston Properties LP	3.65	02/01/26	407,044
625	BPCE SA (France) (a)	5.15	07/21/24	678,637
450	Brighthouse Financial, Inc. (a)	3.70	06/22/27	443,437
450	Brixmor Operating Partnership LP	4.125	06/15/26	454,652
400	Brookfield Finance, Inc. (Canada)	4.25	06/02/26	413,571
275	Capital One Financial Corp.	3.30	10/30/24	273,972
625	Capital One Financial Corp.	3.75	03/09/27	632,880
850	Citigroup, Inc.	4.45	09/29/27	900,967
350	Citigroup, Inc.	8.125	07/15/39	561,377
575	Citizens Bank NA	2.25	10/30/20	570,068
250	Credit Suisse Group AG (Switzerland) (a)	3.574	01/09/23	254,414
625	Credit Suisse Group Funding Guernsey Ltd. (Switzerland)	4.55	04/17/26	670,338
150	CubeSmart LP	3.125	09/01/26	143,263
450	Deutsche Bank AG (Germany)	2.70	07/13/20	448,068
325	Digital Realty Trust LP	3.70	08/15/27	328,024
425	Discover Bank	7.00	04/15/20	463,489
715	Discover Financial Services	3.85	11/21/22	735,222
300	Discover Financial Services	3.95	11/06/24	306,888
300	Extra Space Storage LP (a)	3.125	10/01/35	336,750
450	Five Corners Funding Trust (a)	4.419	11/15/23	482,858
250	GE Capital International Funding Co., Unlimited Co.	4.418	11/15/35	271,074
375	Goldman Sachs Group, Inc. (The)	6.25	02/01/41	506,392
525	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	704,068
300	Goldman Sachs Group, Inc. (The), MTN	4.80	07/08/44	342,965
250	Guardian Life Insurance Co. of America (The) (a)	4.85	01/24/77	275,389
400	Healthcare Trust of America Holdings LP	3.70	04/15/23	409,426
119	HSBC Finance Corp.	6.676	01/15/21	132,397
525	HSBC Holdings PLC (United Kingdom)	3.90	05/25/26	545,082
325	HSBC Holdings PLC (United Kingdom)	4.041	03/13/28	339,085
250	HSBC Holdings PLC (United Kingdom)	4.375	11/23/26	261,485
400	ING Bank N.V. (Netherlands) (a)	5.80	09/25/23	449,447
200	ING Groep N.V. (Netherlands)	6.00	04/16/20(c)	207,800

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$300	Intesa Sanpaolo SpA (Italy)	3.875%	01/16/18	$300,203
250	Intesa Sanpaolo SpA (Italy) (a)	5.71	01/15/26	263,795
250	iStar, Inc.	5.25	09/15/22	252,187
750	JPMorgan Chase & Co.	3.782	02/01/28	778,082
480	JPMorgan Chase & Co.	4.95	06/01/45	559,214
575	LeasePlan Corp. N.V. (Netherlands) (a)	2.875	01/22/19	575,538
275	Lincoln National Corp.	7.00	06/15/40	380,302
475	Lloyds Banking Group PLC (United Kingdom)	3.10	07/06/21	480,190
125	Massachusetts Mutual Life Insurance Co. (a)	4.50	04/15/65	133,244
500	MetLife, Inc. (See Note 8)	5.70	06/15/35	634,510
250	MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/27	255,312
500	New York Life Global Funding (a)	2.90	01/17/24	502,618
275	Northern Trust Corp.	3.375	05/08/32	274,308
875	PNC Bank NA	3.10	10/25/27	874,802
575	Realty Income Corp.	3.25	10/15/22	584,879
575	Royal Bank of Scotland Group PLC (United Kingdom)	3.875	09/12/23	585,485
750	Santander UK Group Holdings PLC (United Kingdom)	3.571	01/10/23	761,518
325	Santander UK PLC (United Kingdom) (a)	5.00	11/07/23	348,076
250	Spirit Realty Capital, Inc.	3.75	05/15/21	259,532
300	Standard Chartered PLC (United Kingdom) (a)	2.10	08/19/19	298,217
700	Swedbank AB (Sweden) (a)	2.80	03/14/22	703,643
475	Synchrony Bank	3.00	06/15/22	473,555
125	TD Ameritrade Holding Corp.	3.30	04/01/27	126,283
350	TD Ameritrade Holding Corp.	3.625	04/01/25	362,671
475	Toronto-Dominion Bank (The) (Canada)	3.625	09/15/31	474,537
525	UBS Group Funding Switzerland AG (Switzerland) (a)	3.491	05/23/23	533,895
425	Visa, Inc.	4.30	12/14/45	484,842
325	WEA Finance LLC/Westfield UK & Europe Finance PLC (a)	3.25	10/05/20	330,902
1,800	Wells Fargo & Co.	3.00	10/23/26	1,766,312
250	Wells Fargo & Co., MTN	4.10	06/03/26	262,435
				33,861,052
	Industrials (3.4%)
500	Brambles USA, Inc. (Australia) (a)	4.125	10/23/25	519,376
375	Burlington Northern Santa Fe LLC	4.55	09/01/44	430,387
225	Carlisle Cos., Inc.	3.50	12/01/24	227,117
325	CSX Corp.	2.60	11/01/26	310,743
165	Embraer Netherlands Finance BV (Brazil)	5.40	02/01/27	178,406
200	Harris Corp.	4.854	04/27/35	224,176

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$510	Heathrow Funding Ltd. (United Kingdom) (a)	4.875%		07/15/21	$545,266
425	Lockheed Martin Corp.	3.55		01/15/26	442,059
300	Siemens Financieringsmaatschappij N.V. (Germany) (a)	2.35		10/15/26	283,701
125	Tyco Electronics Group SA (Switzerland)	3.125		08/15/27	125,001
					3,286,232
	Technology (5.0%)
250	Akamai Technologies, Inc.	0.00	(b)	02/15/19	252,032
525	Apple, Inc.	2.45		08/04/26	503,763
400	Apple, Inc.	3.00		06/20/27	398,734
350	Apple, Inc.	3.85		08/04/46	365,709
325	Applied Materials, Inc.	3.30		04/01/27	330,941
200	Dell International LLC/EMC Corp. (a)	8.10		07/15/36	253,216
250	Electronics For Imaging, Inc.	0.75		09/01/19	241,719
875	Microsoft Corp.	4.45		11/03/45	1,028,157
250	Nuance Communications, Inc.	1.00		12/15/35	239,844
350	Oracle Corp.	4.00		11/15/47	373,695
550	QUALCOMM, Inc.	2.60		01/30/23	536,858
250	Verint Systems, Inc.	1.50		06/01/21	244,062
					4,768,730
	Utilities (9.3%)
250	Abu Dhabi National Energy Co., PJSC (United Arab Emirates) (a)	4.375		06/22/26	257,913
400	Alabama Power Co.	3.75		03/01/45	411,020
475	Appalachian Power Co.	3.40		06/01/25	485,433
425	Baltimore Gas & Electric Co.	2.40		08/15/26	401,816
175	Black Hills Corp.	3.15		01/15/27	170,870
250	Boston Gas Co. (a)	4.487		02/15/42	280,828
495	CMS Energy Corp.	5.05		03/15/22	538,614
280	CMS Energy Corp.	6.25		02/01/20	301,322
275	Duke Energy Carolinas LLC	3.75		06/01/45	283,948
275	Duke Energy Corp.	2.65		09/01/26	264,001
550	EDP Finance BV (Portugal) (a)	3.625		07/15/24	554,352
225	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	280,878
210	Enel SpA (Italy) (a)	8.75		09/24/73	261,713
300	Entergy Arkansas, Inc.	3.50		04/01/26	309,895
150	Entergy Louisiana LLC	3.05		06/01/31	145,560
700	Exelon Generation Co., LLC	4.00		10/01/20	721,788
300	Fortis, Inc., Series WI (Canada)	2.10		10/04/21	293,099
450	NextEra Energy Capital Holdings, Inc.	3.55		05/01/27	459,276
275	Oncor Electric Delivery Co., LLC	2.95		04/01/25	274,817

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$325	Origin Energy Finance Ltd. (Australia) (a)	3.50%	10/09/18	$326,995
250	South Carolina Electric & Gas Co.	4.50	06/01/64	260,552
525	Trans-Allegheny Interstate Line Co. (a)	3.85	06/01/25	545,452
396	TransAlta Corp. (Canada)	4.50	11/15/22	402,189
475	Virginia Electric & Power Co., Series B	4.20	05/15/45	518,115
250	Xcel Energy, Inc.	3.30	06/01/25	253,785
				9,004,231
	Total Corporate Bonds (Cost $90,422,639)			93,648,843
	Asset-Backed Security (0.1%)
96	CVS Pass-Through Trust (a) (Cost $95,802)	8.353	07/10/31	123,686
	Short-Term Investments (1.7%)
	U.S. Treasury Security (0.9%)
889	U.S. Treasury Bill (d)(e) (Cost $885,697)	1.191	04/26/18	885,165
NUMBER OF SHARES (000)
	Investment Company (0.8%)
725	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $724,758)			724,758
	Total Short-Term Investments (Cost $1,610,455)			1,609,923
	Total Investments (Cost $92,128,896) (f)(g)		99.0%	95,382,452
	Other Assets in Excess of Liabilities		1.0	954,567
	Net Assets		100.0%	$96,337,019

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2017.

  (d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (e)  Rate shown is the yield to maturity at December 31, 2017.

  (f)  Securities are available for collateral in connection with purchase of open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

  (g)  At December 31, 2017, the aggregate cost for federal income tax purposes is $92,127,080. The aggregate gross unrealized appreciation is $3,565,510 and the aggregate gross unrealized depreciation is $509,404, resulting in net unrealized appreciation of $3,056,106.

FUTURES CONTRACTS:

The Fund had the following futures contracts open at December 31, 2017:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 2 yr. Note	81	Mar-18	16,200	$17,342,860	$(33,484)
U.S. Treasury 30 yr. Bond	21	Mar-18	2,100	3,213,000	(4,516)
U.S. Treasury Ultra Bond	12	Mar-18	1,200	2,011,875	7,629
Short:
U.S. Treasury 5 yr. Note	14	Mar-18	(1,400)	(1,626,297)	6,922
U.S. Treasury 10 yr. Note	24	Mar-18	(2,400)	(2,977,125)	16,844
U.S. Treasury 10 yr. Ultra Long Bond	42	Mar-18	(4,200)	(5,609,625)	18,914
					$12,309

CREDIT DEFAULT SWAP AGREEMENTS:

The Fund had the following credit default swap agreements open at December 31, 2017:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION†	BUY/SELL PROTECTION	PAY/RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED DEPRECIATION
	(unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$845	$(9,903)	$16,218	$(26,121)
Morgan Stanley & Co., LLC* CDX.NA.HY.29	NR	Buy	5.00	Quarterly	12/20/22	1,850	(156,347)	(140,436)	(15,911)
						$2,695	$(166,250)	$(124,218)	$(42,032)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2017 continued

INTEREST RATE SWAP AGREEMENTS:

The Fund had the following interest rate swap agreements open at December 31, 2017:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/ Quarterly	12/21/26	$5,897	$(46,092)	$—	$(46,092)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.56	Semi-Annual/ Quarterly	11/9/47	1,375	767	—	767
						$7,272	$(45,325)	$—	$(45,325)

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

  NR  Not rated.

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS+

AAA	2.8%
AA	6.5
A	47.6
BBB	37.4
BB	1.8
B or Below	1.0
Not Rated	2.9
	100.0	%++

  +  The ratings shown are based on the Fund's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $32,780,782 with net unrealized appreciation of $12,309. Does not include open swap agreements with net unrealized depreciation of $87,357.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2017

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%) Denmark (2.5%)
	Pharmaceuticals
14,836	Novo Nordisk A/S, Series B	$797,364
	France (16.7%)
	Aerospace & Defense
7,203	Airbus SE	715,298
	Banks
11,147	BNP Paribas SA	831,275
	Electrical Equipment
8,855	Schneider Electric SE (a)	751,003
	Health Care Equipment & Supplies
3,867	Essilor International Cie Generale d'Optique SA	533,241
	Hotels, Restaurants & Leisure
12,294	Accor SA	633,703
	Insurance
25,745	AXA SA	763,042
	Media
7,667	Publicis Groupe SA	520,870
	Multi-Utilities
30,224	Suez	531,324
	Total France	5,279,756
	Germany (15.7%)
	Auto Components
2,139	Continental AG	577,477
	Automobiles
7,392	Daimler AG (Registered)	627,674
	Chemicals
6,651	Symrise AG	570,234
	Health Care Providers & Services
7,944	Fresenius SE & Co., KGaA	618,521
	Industrial Conglomerates
5,697	Siemens AG (Registered)	790,453
	Pharmaceuticals
6,583	Bayer AG (Registered)	818,761
	Software
8,365	SAP SE	937,966
	Total Germany	4,941,086
NUMBER OF SHARES		VALUE
	Ireland (2.0%)
	Construction Materials
17,326	CRH PLC	$623,308
	Italy (1.1%)
	Capital Markets
18,329	Azimut Holding SpA	350,614
	Netherlands (12.5%)
	Banks
39,838	ING Groep N.V.	733,051
	Diversified Telecommunication Services
162,475	Koninklijke KPN N.V.	566,831
	Food & Staples Retailing
20,180	Koninklijke Ahold Delhaize N.V.	442,907
	Personal Products
13,794	Unilever N.V. CVA	775,007
	Professional Services
30,307	RELX N.V.	696,723
	Semiconductors & Semiconductor Equipment
4,298	ASML Holding N.V.	745,651
	Total Netherlands	3,960,170
	Spain (2.6%)
	Electrical Equipment
11,893	Siemens Gamesa Renewable Energy SA	162,855
	Information Technology Services
9,214	Amadeus IT Group SA, Class A	663,193
	Total Spain	826,048
	Sweden (2.0%)
	Machinery
33,746	Volvo AB, Class B	627,893

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2017 continued

NUMBER OF SHARES		VALUE
	Switzerland (18.5%)
	Capital Markets
42,185	UBS Group AG (Registered) (a)	$775,116
	Chemicals
56	Sika AG	443,900
	Food Products
16,795	Nestle SA (Registered)	1,443,230
	Insurance
2,322	Zurich Insurance Group AG	706,186
	Pharmaceuticals
12,363	Novartis AG (Registered)	1,045,190
3,677	Roche Holding AG (Genusschein)	930,072
		1,975,262
	Textiles, Apparel & Luxury Goods
5,574	Cie Financiere Richemont SA (Registered)	504,686
	Total Switzerland	5,848,380
	United Kingdom (24.8%)
	Banks
789,635	Lloyds Banking Group PLC	723,065
	Diversified Telecommunication Services
126,917	BT Group PLC	464,699
	Equity Real Estate Investment Trusts (REITs)
39,144	Great Portland Estates PLC REIT	363,647
	Household Products
7,498	Reckitt Benckiser Group PLC	700,381
	Insurance
34,730	Prudential PLC	892,914
	Oil, Gas & Consumable Fuels
145,570	BP PLC	1,026,634
32,150	Royal Dutch Shell PLC, Class A	1,076,278
		2,102,912
NUMBER OF SHARES		VALUE
	Tobacco
16,814	British American Tobacco PLC	$1,134,785
15,535	Imperial Brands PLC	663,888
		1,798,673
	Wireless Telecommunication Services
245,821	Vodafone Group PLC	776,566
	Total United Kingdom	7,822,857
	Total Common Stocks (Cost $21,638,055)	31,077,476
NUMBER OF SHARES (000)
	Short-Term Investment (1.1%)
	Investment Company
356	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8) (Cost $356,075)	356,075
Total Investments (Cost $21,994,130) (b)(c)	99.5%	31,433,551
Other Assets in Excess of Liabilities	0.5	159,371
Net Assets	100.0%	$31,592,922

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

CVA  Certificaten Van Aandelen.

  REIT  Real Estate Investment Trust.

(a)  Non-income producing security.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2017 continued

(b)  The fair value and percentage of net assets, $31,077,476 and 98.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

(c)  At December 31, 2017, the aggregate cost for federal income tax purposes is $22,272,190. The aggregate gross unrealized appreciation is $9,772,550 and the aggregate gross unrealized depreciation is $611,189, resulting in net unrealized appreciation of $9,161,361.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$3,591,387	11.4%
Insurance	2,362,142	7.5
Banks	2,287,391	7.3
Oil, Gas & Consumable Fuels	2,102,912	6.7
Tobacco	1,798,673	5.7
Food Products	1,443,230	4.6
Capital Markets	1,125,730	3.6
Diversified Telecommunication Services	1,031,530	3.3
Chemicals	1,014,134	3.2
Software	937,966	3.0
Electrical Equipment	913,858	2.9
Industrial Conglomerates	790,453	2.5
Wireless Telecommunication Services	776,566	2.5
Personal Products	775,007	2.5
Semiconductors & Semiconductor Equipment	745,651	2.4
Aerospace & Defense	715,298	2.3
Household Products	700,381	2.2
Professional Services	696,723	2.2
Information Technology Services	663,193	2.1
Hotels, Restaurants & Leisure	633,703	2.0
Machinery	627,893	2.0
Automobiles	627,674	2.0
Construction Materials	623,308	2.0
Health Care Providers & Services	618,521	2.0
Auto Components	577,477	1.8
Health Care Equipment & Supplies	533,241	1.7
Multi-Utilities	531,324	1.7
Media	520,870	1.7
Textiles, Apparel & Luxury Goods	504,686	1.6
Food & Staples Retailing	442,907	1.4
Equity Real Estate Investment Trusts (REITs)	363,647	1.1
Investment Company	356,075	1.1
	$31,433,551	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2017

NUMBER OF SHARES		VALUE
	Common Stocks (94.2%)
	Aerospace & Defense (7.1%)
31,725	TransDigm Group, Inc.	$8,712,319
75,284	United Technologies Corp.	9,603,980
		18,316,299
	Biotechnology (1.3%)
15,358	Alnylam Pharmaceuticals, Inc. (a)	1,951,234
23,618	Intrexon Corp. (a)(b)	272,079
27,009	Juno Therapeutics, Inc. (a)	1,234,582
		3,457,895
	Construction Materials (3.2%)
18,786	Martin Marietta Materials, Inc.	4,152,458
31,393	Vulcan Materials Co.	4,029,919
		8,182,377
	Diversified Financial Services (3.7%)
48,058	Berkshire Hathaway, Inc., Class B (a)	9,526,057
	Health Care Equipment & Supplies (4.0%)
70,484	DexCom, Inc. (a)	4,045,077
16,823	Intuitive Surgical, Inc. (a)	6,139,385
		10,184,462
	Health Care Technology (10.5%)
102,845	athenahealth, Inc. (a)	13,682,499
243,188	Veeva Systems, Inc., Class A (a)	13,443,432
		27,125,931
	Hotels, Restaurants & Leisure (9.5%)
267,508	Shake Shack, Inc., Class A (a)(b)	11,556,346
226,230	Starbucks Corp.	12,992,389
		24,548,735
NUMBER OF SHARES		VALUE
	Internet & Direct Marketing Retail (13.8%)
16,941	Amazon.com, Inc. (a)	$19,811,991
248,899	Overstock.com, Inc. (a)(b)	15,904,646
		35,716,637
	Internet Software & Services (17.8%)
13,123	Alphabet, Inc., Class C (a)	13,731,907
55,488	Facebook, Inc., Class A (a)	9,791,412
79,200	Tencent Holdings Ltd. (c)	4,094,243
377,458	Twitter, Inc. (a)	9,062,767
222,916	Zillow Group, Inc., Class C (a)	9,121,723
		45,802,052
	Life Sciences Tools & Services (5.1%)
59,627	Illumina, Inc. (a)	13,027,903
	Software (14.7%)
141,326	Activision Blizzard, Inc.	8,948,762
122,848	salesforce.com, Inc. (a)	12,558,751
50,915	ServiceNow, Inc. (a)	6,638,807
254,265	Snap, Inc., Class A (a)(b)	3,714,812
60,890	Workday, Inc., Class A (a)	6,194,948
		38,056,080
	Textiles, Apparel & Luxury Goods (3.5%)
31,113	LVMH Moet Hennessy Louis Vuitton SE	9,139,441
	Total Common Stocks (Cost $161,922,400)	243,083,869
	Preferred Stocks (4.0%)
	Electronic Equipment, Instruments & Components (0.2%)
18,954	Magic Leap, Series C (a)(d)(e)(f) (acquisition cost - $436,567; acquired 12/22/15)	511,758

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2017 continued

NUMBER OF SHARES		VALUE
	Internet & Direct Marketing Retail (2.5%)
42,717	Airbnb, Inc., Series D (a)(d)(e)(f) (acquisition cost - $1,739,139; acquired 04/16/14)	$4,529,283
50,711	Uber Technologies, Series G (a)(d)(e)(f) (acquisition cost - $2,473,289; acquired 12/03/15)	1,779,956
		6,309,239
	Life Sciences Tools & Services (1.2%)
627,809	10X Genomics, Inc., Series B (a)(d)(e)(f) (acquisition cost - $2,052,935; acquired 12/19/14)	3,201,826
	Software (0.1%)
141,612	Lookout, Inc., Series F (a)(d)(e)(f) (acquisition cost - $1,617,648; acquired 06/17/14)	283,224
	Total Preferred Stocks (Cost $8,319,578)	10,306,047
NUMBER OF SHARES (000)
	Short-Term Investments (8.2%)
	Securities held as Collateral on Loaned Securities (6.2%)
	Investment Company (4.5%)
11,765	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8) (Cost $11,764,847)	11,764,847
PRINCIPAL AMOUNT (000)		VALUE
	Repurchase Agreements (1.7%)
$2,707	Barclays Capital, Inc. (1.37%, dated 12/29/17, due 01/02/18; proceeds $2,707,882; fully collateralized by a U.S. Government obligation; 1.75% due 05/15/23; valued at $2,761,620)	$2,707,470
209	HSBC Securities USA, Inc. (1.30%, dated 12/29/17, due 01/02/18; proceeds $209,298; fully collateralized by a U.S. Government obligation; 3.00% due 02/15/47; valued at $213,757)	209,267
1,387	Merrill Lynch & Co., Inc. (1.42%, dated 12/29/17, due 01/02/18; proceeds $1,386,972; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $1,414,492)	1,386,753
	Total Repurchase Agreements (Cost $4,303,490)	4,303,490
	Total Securities held as Collateral on Loaned Securities (Cost $16,068,337)	16,068,337

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2017 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (2.0%)
5,155	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8) (Cost $5,155,347)	$5,155,347
	Total Short-Term Investments (Cost $21,223,684)	21,223,684
Total Investments Excluding Purchased Options (Cost $191,465,662)	106.4%	274,613,600
Total Purchased Options Outstanding (Cost $496,031)	0.0%	75,554
Total Investments (Cost $191,961,693) (g)(h)	106.4%	274,689,154
Liabilities in Excess of Other Assets	(6.4)	(16,617,007)
Net Assets	100.0%	$258,072,147

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2017.

  (c)  Security trades on the Hong Kong exchange.

  (d)  At December 31, 2017, the Fund held fair valued securities valued at $10,306,047, representing 4.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

  (e)  Illiquid security.

  (f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to $10,306,047 and represents 4.0% of net assets.

  (g)  The fair value and percentage of net assets, $13,233,684 and 5.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (h)  At December 31, 2017, the aggregate cost for federal income tax purposes is $193,321,081. The aggregate gross unrealized appreciation is $87,511,747 and the aggregate gross unrealized depreciation is $6,143,674, resulting in net unrealized appreciation of $81,368,073.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2017 continued

CALL OPTIONS PURCHASED:

The Fund had the following call options purchased open at December 31, 2017:

COUNTERPARTY	DESCRIPTION	STRIKE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000)	VALUE	PREMIUMS PAID	UNREALIZED DEPRECIATION
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	61,605,189	61,605	$60,004	$255,045	$(195,042)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	45,468,971	45,469	15,550	240,986	(225,435)
							$75,554	$496,031	$(420,477)

Currency Abbreviations:

CNH  Chinese Yuan Renminbi Offshore.

USD  United States Dollar.

SUMMARY OF INVESTMENTS

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$45,802,052		17.7%
Internet & Direct Marketing Retail	42,025,876		16.3
Software	38,339,304		14.8
Health Care Technology	27,125,931		10.5
Hotels, Restaurants & Leisure	24,548,735		9.5
Aerospace & Defense	18,316,299		7.1
Life Sciences Tools & Services	16,229,729		6.3
Health Care Equipment & Supplies	10,184,462		3.9
Diversified Financial Services	9,526,057		3.7
Textiles, Apparel & Luxury Goods	9,139,441		3.5
Construction Materials	8,182,377		3.2
Investment Company	5,155,347		2.0
Biotechnology	3,457,895		1.3
Electronic Equipment, Instruments & Components	511,758		0.2
Other	75,554		0.0
	$258,620,817	+	100.0%

  +  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2017

	Limited Duration	Income Plus	European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$24,668,836	$94,023,184	$31,077,476		$257,768,960	(1)
Investments in affiliates, at value**	734,433	1,359,268	356,075		16,920,194
Total investments in securities, at value	25,403,269	95,382,452	31,433,551		274,689,154
Cash	—	—	40,755	(2)	—
Receivable for:
Interest	134,497	888,073	—		—
Dividends	—	—	34,368		268,073
Shares of beneficial interest sold	33,479	262,516	—		—
Securities lending income	—	—	32		158,261
Foreign withholding taxes reclaimed	—	—	124,234		—
Premium paid on open swap agreements	—	16,218	—		—
Dividends from affiliate	1,107	1,910	230		3,507
Variation margin on open futures contracts	4,371	—	—		—
Due from Adviser	—	—	18,013		—
Prepaid expenses and other assets	4,361	11,475	6,685		14,263
Total Assets	25,581,084	96,562,644	31,657,868		275,133,258
Liabilities:
Collateral on securities loaned, at value	—	—	—		16,068,337
Unrealized depreciation on open swap agreements	—	26,121	—		—
Due to broker	—	—	—		260,000
Payable for:
Shares of beneficial interest redeemed	12	14,366	1,398		553,392
Advisory fee	6,533	34,381	—		55,994
Distribution fee (Class Y Shares)	4,355	10,282	1,349		11,363
Administration fee	1,750	6,565	—		17,572
Variation margin on open swap agreements	—	18,230	—		—
Trustees' fees	1,170	4,415	1,236		9,363
Transfer agent fees	832	873	860		888
Variation margin on open futures contracts	—	1,780	—		—
Investments purchased	—	—	108		—
Accrued expenses and other payables	83,968	108,612	59,995		84,202
Total Liabilities	98,620	225,625	64,946		17,061,111
Net Assets	$25,482,464	$96,337,019	$31,592,922		$258,072,147
Composition of Net Assets:
Paid-in-capital	$25,114,815	$88,598,030	$25,076,452		$101,672,194
Net unrealized appreciation (depreciation):	44,044	3,178,508	9,440,482		82,727,461
Accumulated undistributed net investment income (net investment loss)	322,352	2,878,020	668,776		(25,677)
Accumulated net realized gain (loss)	1,253	1,682,461	(3,592,788)		73,698,169
Net Assets	$25,482,464	$96,337,019	$31,592,922		$258,072,147
* Cost	$24,596,496	$90,790,018	$21,638,055		$175,041,499
** Affiliated Cost	$735,979	$1,338,878	$356,075		$16,920,194
Class X Shares:
Net Assets	$5,220,937	$48,050,199	$25,191,943		$204,928,416
Shares Outstanding (unlimited shares authorized, $0.01 par value)	690,555	4,174,317	1,382,553		3,749,298
Net Asset Value Per Share	$7.56	$11.51	$18.22		$54.66
Class Y Shares:
Net Assets	$20,261,527	$48,286,820	$6,400,979		$53,143,731
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,682,927	4,203,611	351,941		1,007,435
Net Asset Value Per Share	$7.55	$11.49	$18.19		$52.75

(1)  Including securities loaned at value of $17,603,525.

(2)  Including foreign currency valued at $40,755 with a cost of $40,461.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2017

	Limited Duration	Income Plus	European Equity	Multi Cap Growth
Net Investment Income:
Income
Interest†	$699,156	$3,801,535	$—	$—
Dividends†	—	—	975,480	721,297
Income from securities loaned - net	—	—	10,341	376,810
Interest and dividends from affiliates (Note 8)	8,434	35,913	1,772	41,817
Total Income	707,590	3,837,448	987,593	1,139,924
†Net of foreign withholding taxes	—	562	104,273	8,816
Expenses
Advisory fee (Note 4)	80,919	425,382	269,988	1,004,752
Professional fees	157,154	159,718	135,447	151,833
Distribution fee (Class Y shares) (Note 5)	53,365	126,205	15,539	125,117
Administration fee (Note 4)	21,578	81,025	24,827	191,381
Shareholder reports and notices	9,161	18,240	9,866	29,561
Custodian fees	10,690	20,136	17,295	13,785
Trustees' fees and expenses	3,591	4,497	3,666	7,954
Transfer agent fees (Note 6)	3,700	3,780	3,767	3,856
Other	43,082	65,165	21,684	37,476
Total Expenses	383,240	904,148	502,079	1,565,715
Less: amounts waived (Note 4)	—	—	(174,078)	(76,958)
Less: waiver of Administration fees (Note 4)	—	—	(2,131)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 8)	(496)	(1,624)	(455)	(10,181)
Net Expenses	382,744	902,524	325,415	1,478,576
Net Investment Income (Loss)	324,846	2,934,924	662,178	(338,652)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	69,844	2,023,713	2,036,110	75,392,533
Investments in affiliates (Note 8)	(417)	—	—	—
Futures contracts	(323)	61,244	—	—
Swap agreements	—	(298,744)	—	—
Foreign currency translation	—	—	10,741	(6,241)
Net Realized Gain	69,104	1,786,213	2,046,851	75,386,292
Change in Unrealized Appreciation (Depreciation) on:
Investments	(81,864)	1,626,267	3,647,748	18,567,535
Investments in affiliates (Note 8)	425	45,134	—	—
Futures contracts	(22,500)	(3,699)	—	—
Swap agreements	—	58,324	—	—
Foreign currency translation	—	—	9,196	—
Net Change in Unrealized Appreciation (Depreciation)	(103,939)	1,726,026	3,656,944	18,567,535
Net Gain (Loss)	(34,835)	3,512,239	5,703,795	93,953,827
Net Increase	$290,011	$6,447,163	$6,365,973	$93,615,175

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Limited Duration		Income Plus
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$324,846	$470,243	$2,934,924	$3,950,097
Net realized gain (loss)	69,104	718,166	1,786,213	(184,262)
Net change in unrealized appreciation (depreciation)	(103,939)	281,564	1,726,026	3,769,020
Net Increase (Decrease)	290,011	1,469,973	6,447,163	7,534,855
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(129,381)	(98,769)	(1,813,882)	(2,195,894)
Class Y shares	(421,670)	(286,780)	(1,638,937)	(1,968,336)
Net realized gain
Class X shares	—	—	—	(1,365,988)
Class Y shares	—	—	—	(1,324,001)
Total Dividends and Distributions	(551,051)	(385,549)	(3,452,819)	(6,854,219)
Net decrease from transactions in shares of beneficial interest	(2,303,280)	(4,255,775)	(12,791,774)	(9,093,992)
Net Increase (Decrease)	(2,564,320)	(3,171,351)	(9,797,430)	(8,413,356)
Net Assets:
Beginning of period	28,046,784	31,218,135	106,134,449	114,547,805
End of Period	$25,482,464	$28,046,784	$96,337,019	$106,134,449
Accumulated Undistributed Net Investment Income (Loss)	$322,352	$547,140	$2,878,020	$3,525,140

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$662,178	$909,644	$(338,652)	$(108,661)
Net realized gain (loss)	2,046,851	24,461	75,386,292	22,946,720
Net change in unrealized appreciation (depreciation)	3,656,944	(1,898,801)	18,567,535	(31,186,518)
Net Increase (Decrease)	6,365,973	(964,696)	93,615,175	(8,348,459)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(718,499)	(747,146)	—	—
Class Y shares	(164,465)	(157,314)	—	—
Net realized gain
Class X shares	—	—	(18,946,018)	(27,887,923)
Class Y shares	—	—	(5,111,591)	(7,755,377)
Total Dividends and Distributions	(882,964)	(904,460)	(24,057,609)	(35,643,300)
Net decrease from transactions in shares of beneficial interest	(3,180,689)	(3,964,224)	(14,623,249)	6,930,617
Net Increase (Decrease)	2,302,320	(5,833,380)	54,934,317	(37,061,142)
Net Assets:
Beginning of period	29,290,602	35,123,982	203,137,830	240,198,972
End of Period	$31,592,922	$29,290,602	$258,072,147	$203,137,830
Accumulated Undistributed Net Investment Income (Loss)	$668,776	$878,893	$(25,677)	$(22,062)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Limited Duration		Income Plus
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
Class X Shares
Shares
Sold	29,433	25,123	138,740	60,941
Reinvestment of dividends and distributions	17,114	13,030	161,521	317,176
Redeemed	(132,698)	(179,486)	(911,079)	(759,941)
Net Decrease - Class X	(86,151)	(141,333)	(610,818)	(381,824)
Amount
Sold	$225,348	$190,388	$1,585,285	$699,340
Reinvestment of dividends and distributions	129,381	98,769	1,813,882	3,561,882
Redeemed	(1,013,120)	(1,359,299)	(10,370,194)	(8,655,005)
Net Decrease - Class X	$(658,391)	$(1,070,142)	$(6,971,027)	$(4,393,783)
Class Y Shares
Shares
Sold	94,615	65,366	88,050	151,270
Reinvestment of dividends and distributions	55,776	37,834	146,073	293,435
Redeemed	(365,049)	(524,599)	(742,127)	(858,057)
Net Decrease - Class Y	(214,658)	(421,399)	(508,004)	(413,352)
Amount
Sold	$720,915	$495,273	$1,002,066	$1,718,702
Reinvestment of dividends and distributions	421,670	286,780	1,638,937	3,292,337
Redeemed	(2,787,474)	(3,967,686)	(8,461,750)	(9,711,248)
Net Decrease - Class Y	$(1,644,889)	$(3,185,633)	$(5,820,747)	$(4,700,209)

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
Class X Shares
Shares
Sold	23,412	37,160	31,273	28,421
Reinvestment of dividends and distributions	42,289	49,611	402,850	697,896
Redeemed	(222,206)	(306,282)	(628,195)	(520,195)
Net Decrease - Class X	(156,505)	(219,511)	(194,072)	206,122
Amount
Sold	$410,010	$572,744	$1,653,658	$1,331,784
Reinvestment of dividends and distributions	718,499	747,146	18,946,018	27,887,923
Redeemed	(3,794,144)	(4,676,503)	(31,050,768)	(22,959,763)
Net Decrease - Class X	$(2,665,635)	$(3,356,613)	$(10,451,092)	$6,259,944
Class Y Shares
Shares
Sold	4,933	4,655	5,919	15,945
Reinvestment of dividends and distributions	9,686	10,453	112,491	199,624
Redeemed	(44,911)	(54,254)	(198,634)	(180,778)
Net Decrease - Class Y	(30,292)	(39,146)	(80,224)	34,791
Amount
Sold	$86,717	$69,645	$258,138	$689,556
Reinvestment of dividends and distributions	164,465	157,314	5,111,591	7,755,377
Redeemed	(766,236)	(834,570)	(9,541,886)	(7,774,260)
Net Decrease - Class Y	$(515,054)	$(607,611)	$(4,172,157)	$670,673

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Trust applies investment company accounting and reporting guidance.

The Trust, organized on February 25, 1983 as a Massachusetts business trust, consists of four funds ("Funds") which commenced operations as follows:

FUND	COMMENCEMENT OF OPERATIONS	FUND	COMMENCEMENT OF OPERATIONS
Limited Duration	May 4, 1999	European Equity	March 1, 1991
Income Plus	March 1, 1987	Multi Cap Growth	March 9, 1984

Each Fund is classified as diversified. On June 5, 2000, the Trust commenced offering one additional class of shares (Class Y shares). Each Fund currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Fund are as follows:

FUND	INVESTMENT OBJECTIVE
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus

Seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.

European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth

Seeks, as its primary objective, growth of capital through investments in common stocks of companies believed by the "Adviser" Morgan Stanley Investment Management Inc. to have potential for superior growth. As a secondary objective, the Fund seeks income but only when consistent with its primary objective.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) OTC swaps may be valued by an outside pricing service approved by the Trust's Board of Trustees (the "Trustees") or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (7) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (8) when market quotations are not readily available, including circumstances under which the Adviser or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — Certain Funds may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

E. Foreign Currency Translation and Foreign Investments — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Funds may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

G. Securities Lending — Certain Funds may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations.

A Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
Multi Cap Growth	$17,603,525	(a)	$—	$(17,603,525	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of $16,068,337, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $2,418,630 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investment.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

The following tables display a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
FUND	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Multi Cap Growth
Securities Lending Transactions
Common Stocks	$16,068,337	$—	$—	$—	$16,068,337
Total Borrowings	$16,068,337	$—	$—	$—	$16,068,337
Gross amount of recognized liabilities for securities lending transactions					$16,068,337

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

I. Expenses — Direct expenses are charged to the respective Fund and general Trust expenses are allocated on the basis of relative net assets or equally among the Funds.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$17,652,035	$—	$17,652,035
Asset-Backed Securities	—	5,443,051	—	5,443,051
Mortgages — Other	—	1,222,770	—	1,222,770
Sovereign	—	244,941	—	244,941
Collateralized Mortgage Obligations — Agency Collateral Series	—	201,037	—	201,037
Commercial Mortgage-Backed Security	—	100,184	—	100,184
Agency Fixed Rate Mortgages	—	76,719	—	76,719
Total Fixed Income Securities	—	24,940,737	—	24,940,737

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
U.S. Treasury Security	$—	$50,780	$—	$50,780
Investment Company	411,752	—	—	411,752
Total Short-Term Investments	411,752	50,780	—	462,532
Futures Contract	461	—	—	461
Total Assets	412,213	24,991,517	—	25,403,730
Liabilities:
Futures Contracts	(27,211)	—	—	(27,211)
Total	$385,002	$24,991,517	$—	$25,376,519
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$93,648,843	$—	$93,648,843
Asset-Backed Security	—	123,686	—	123,686
Total Fixed Income Securities	—	93,772,529	—	93,772,529
Short-Term Investments
U.S. Treasury Security	—	885,165	—	885,165
Investment Company	724,758	—	—	724,758
Total Short-Term Investments	724,758	885,165	—	1,609,923
Futures Contracts	50,309	—	—	50,309
Interest Rate Swap Agreement	—	767	—	767
Total Assets	775,067	94,658,461	—	95,433,528
Liabilities:
Futures Contracts	(38,000)	—	—	(38,000)
Credit Default Swap Agreements	—	(42,032)	—	(42,032)
Interest Rate Swap Agreement	—	(46,092)	—	(46,092)
Total Liabilities	(38,000)	(88,124)	—	(126,124)
Total	$737,067	$94,570,337	$—	$95,307,404

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
European Equity
Assets:
Common Stocks
Aerospace & Defense	$—	$715,298	$—	$715,298
Auto Components	—	577,477	—	577,477
Automobiles	—	627,674	—	627,674
Banks	—	2,287,391	—	2,287,391
Capital Markets	—	1,125,730	—	1,125,730
Chemicals	—	1,014,134	—	1,014,134
Construction Materials	—	623,308	—	623,308
Diversified Telecommunication Services	—	1,031,530	—	1,031,530
Electrical Equipment	—	913,858	—	913,858
Equity Real Estate Investment Trusts (REITs)	—	363,647	—	363,647
Food & Staples Retailing	—	442,907	—	442,907
Food Products	—	1,443,230	—	1,443,230
Health Care Equipment & Supplies	—	533,241	—	533,241
Health Care Providers & Services	—	618,521	—	618,521
Hotels, Restaurants & Leisure	—	633,703	—	633,703
Household Products	—	700,381	—	700,381
Industrial Conglomerates	—	790,453	—	790,453
Information Technology Services	—	663,193	—	663,193
Insurance	—	2,362,142	—	2,362,142
Machinery	—	627,893	—	627,893
Media	—	520,870	—	520,870
Multi-Utilities	—	531,324	—	531,324
Oil, Gas & Consumable Fuels	—	2,102,912	—	2,102,912
Personal Products	—	775,007	—	775,007
Pharmaceuticals	—	3,591,387	—	3,591,387
Professional Services	—	696,723	—	696,723
Semiconductors & Semiconductor Equipment	—	745,651	—	745,651
Software	—	937,966	—	937,966
Textiles, Apparel & Luxury Goods	—	504,686	—	504,686
Tobacco	—	1,798,673	—	1,798,673
Wireless Telecommunication Services	—	776,566	—	776,566
Total Common Stocks	—	31,077,476	—	31,077,476
Short-Term Investment
Investment Company	356,075	—	—	356,075
Total Assets	$356,075	$31,077,476	$—	$31,433,551

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Aerospace & Defense	$18,316,299	$—	$—	$18,316,299
Biotechnology	3,457,895	—	—	3,457,895
Construction Materials	8,182,377	—	—	8,182,377
Diversified Financial Services	9,526,057	—	—	9,526,057
Health Care Equipment & Supplies	10,184,462	—	—	10,184,462
Health Care Technology	27,125,931	—	—	27,125,931
Hotels, Restaurants & Leisure	24,548,735	—	—	24,548,735
Internet & Direct Marketing Retail	35,716,637	—	—	35,716,637
Internet Software & Services	41,707,809	4,094,243	—	45,802,052
Life Sciences Tools & Services	13,027,903	—	—	13,027,903
Software	38,056,080	—	—	38,056,080
Textiles, Apparel & Luxury Goods	—	9,139,441	—	9,139,441
Total Common Stocks	229,850,185	13,233,684	—	243,083,869
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	511,758	511,758
Internet & Direct Marketing Retail	—	—	6,309,239	6,309,239
Life Sciences Tools & Services	—	—	3,201,826	3,201,826
Software	—	—	283,224	283,224
Total Preferred Stocks	—	—	10,306,047	10,306,047
Call Options Purchased	—	75,554	—	75,554
Short-Term Investments
Investment Company	16,920,194	—	—	16,920,194
Repurchase Agreements	—	4,303,490	—	4,303,490
Total Short-Term Investments	16,920,194	4,303,490	—	21,223,684
Total Assets	$246,770,379	$17,612,728	$10,306,047	$274,689,154

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Notes to Financial Statements ■ December 31, 2017 continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Trust recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

European Equity	Multi Cap Growth
$26,462,129	$4,094,243

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Preferred Stocks
Beginning Balance	$12,235,135
Purchases	—
Sales	(5,043,007)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized (depreciation)	(271,482)
Realized gains	3,385,401
Ending Balance	$10,306,047
Net change in unrealized (depreciation) from investments still held as of December 31, 2017	$(37,686)

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Notes to Financial Statements ■ December 31, 2017 continued

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Preferred Stock	$511,758	Market Transaction Method	Precedent Transaction	$27.00		$27.00		$27.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.0	x	34.2	x	12.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$4,529,283	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$1,779,956	Market Transaction Method	Pending Transaction*	$32.97		$48.77		$35.10		Increase

*  Based on a market transaction announced prior to December 31, 2017 that closed subsequent to December 31, 2017.

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	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Life Sciences Tools & Services
Preferred Stock	$3,201,826	Discounted Cash Flow	Weighted Average Cost of Capital	24.0%		26.0%		25.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.0	x	4.2	x	3.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stock	$283,224	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.6	x	7.7	x	5.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3. Derivatives

Certain Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other

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Notes to Financial Statements ■ December 31, 2017 continued

portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that a Fund used during the period and their associated risks:

Options With respect to options, certain Funds are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by a Fund. A Fund may purchase and/or sell put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Fund sells an option, it sells to another party the right to buy from or sell to a Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed upon price during a period of time or on a specified date typically in exchange for a premium received by a Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its

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Notes to Financial Statements ■ December 31, 2017 continued

position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which a Fund has open positions in the futures contract.

Swaps A Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, a Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments

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Notes to Financial Statements ■ December 31, 2017 continued

are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

A Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. A Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, a Fund would receive no benefit from the contract. As the seller in a credit default swap, a Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Fund of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values

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Notes to Financial Statements ■ December 31, 2017 continued

serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Fund will be reflected as an asset or liability, respectively, in the Statements of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on a Fund's financial position and results of operations.

The following table sets forth the fair value of each Fund's derivative contracts by primary risk exposure as of December 31, 2017.

FUND	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin on open futures contracts	$461	(d)	Variation margin on open futures contracts	$(27,211	)(d)
Income Plus	Interest Rate Risk	Variation margin on open futures contracts	$50,309	(d)	Variation margin on open futures contracts	$(38,000	)(d)
	Credit Risk	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(15,911	)(d)
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(26,121)
	Interest Rate Risk	Variation margin on open swap agreements	767	(d)	Variation margin on open swap agreements	(46,092	)(d)
			$51,076			$(126,124)
Multi Cap Growth	Currency Risk	Investments, at Value (Options Purchased)	$75,554	(e)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

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Notes to Financial Statements ■ December 31, 2017 continued

The following tables set forth by primary risk exposure of each Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
FUND	PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	OPTION PURCHASED(f)	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$(323)	$—	$—
	Credit Risk	—	—	—
	Total	$(323)	$—	$—
Income Plus	Interest Rate Risk	$61,244	$—	$(89,087)
	Credit Risk	—	—	(209,657)
	Currency Risk	—	—	—
	Total	$61,244	$—	$(298,744)
Multi Cap Growth	Currency Risk	$—	$(231,728)	$—
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
FUND	PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	OPTIONS PURCHASED(f)	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$(22,500)	$—	$—
	Credit Risk	—	—	—
	Total	$(22,500)	$—	$—
Income Plus	Interest Rate Risk	$(3,699)	$—	$9,235
	Credit Risk	—	—	49,089
	Currency Risk	—	—	—
	Total	$(3,699)	$—	$58,324
Multi Cap Growth	Currency Risk	$—	$(410,857)	$—

(f)  Amounts are included in Investments in the Statements of Operations.

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Notes to Financial Statements ■ December 31, 2017 continued

At December 31, 2017, each Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED
IN THE STATEMENTS OF ASSETS AND LIABILITIES

FUND	DERIVATIVES(h)	ASSETS(i)		LIABILITIES(i)
Income Plus	Swap Agreement	$—		$26,121
Multi Cap Growth	Option Purchased	$75,554	(g)	$—

(g)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

(h)  Excludes exchange traded derivatives.

(i)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Certain Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with their respective contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between a Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event a Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of a Fund's net liability may be delayed or denied.

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Notes to Financial Statements ■ December 31, 2017 continued

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

FUND	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Multi Cap Growth	Royal Bank of Scotland	$75,554	$—	$(75,554)	$0

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

FUND	COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Income Plus	Barclays Bank PLC	$26,121	$—	$—	$26,121

For the year ended December 31, 2017, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:

Futures Contracts:

Average monthly original value	$6,316,328

Income Plus:

Futures Contracts:

Average monthly original value	$32,386,685

Swap Agreements:

Average monthly notional amount	$11,151,186

Multi Cap Growth:

Options Purchased:

Average monthly notional amount	56,345,014

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Notes to Financial Statements ■ December 31, 2017 continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Adviser, the Trust pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Fund's net assets determined at the close of each business day.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.31% of the Fund's average daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

Under the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser provides European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Trust's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser also serves as the Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Fund's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Fund operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of

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Notes to Financial Statements ■ December 31, 2017 continued

such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, $174,078 of advisory fees were waived and $2,131 of administration fees were waived pursuant to this arrangement.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Fund operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, $76,958 of advisory fees were waived pursuant to this arrangement.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Fund.

5. Plan of Distribution

Shares of the Trust are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Trust has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Fund bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

6. Dividend Disbursing and Transfer Agent

The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust. Effective January 1, 2018, DST Asset Manager Solutions, Inc. serves as the Trust's Transfer Agent and Dividend Disbursing Agent.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

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Notes to Financial Statements ■ December 31, 2017 continued

8. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2017, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
FUND	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$1,057,272	$1,299,201	$9,632,616	$11,762,185
Income Plus	—	—	49,643,169	60,718,243
European Equity	—	—	5,846,884	9,145,111
Multi Cap Growth	—	—	155,275,164	192,663,453

Each Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by each Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of each Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

FUND	VALUE DECEMBER 31, 2016	PURCHASES AT COST	SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2017
Limited Duration	$479,800	$9,043,600	$9,111,648	$2,346	$—	$—	$411,752
Income Plus	2,416,859	29,558,819	31,250,920	7,413	—	—	724,758
European Equity	500,504	5,028,134	5,172,563	1,772	—	—	356,075
Multi Cap Growth	11,483,070	108,843,507	103,406,383	41,817	—	—	16,920,194

For the year ended December 31, 2017, advisory fees paid were reduced by the following relating to each Fund's investment in the Liquidity Funds:

FUND	ADVISORY FEE REDUCTION
Limited Duration	$496
Income Plus	1,624
European Equity	455
Multi Cap Growth	10,181

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Notes to Financial Statements ■ December 31, 2017 continued

The Trust is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Trust did not engage in any cross-trade transactions.

The following Funds had transactions with the following affiliates of the Trust:

FUND	ISSUER	VALUE DECEMBER 31, 2016	PURCHASES AT COST	SALES	INTEREST INCOME	NET REALIZED LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE DECEMBER 31, 2017
Limited Duration	Metropolitan Life Global Funding I	$322,190	$149,996	$149,513	$6,088	$(417)	$425	$322,681
Income Plus	MetLife, Inc.	589,376	—	—	28,500	—	45,134	634,510

For the year ended December 31, 2017, the Multi Cap Growth Portfolio incurred $8,915 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

At December 31, 2017, the accrued pension liability reflected as "Trustees' fees" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION LIABILITY
LIMITED DURATION	INCOME PLUS	EUROPEAN EQUITY	MULTI CAP GROWTH
$1,170	$4,415	$1,236	$9,363

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Trust.

9. Federal Income Tax Status

It is the Funds' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

	2017 DISTRIBUTIONS PAID FROM:		2016 DISTRIBUTIONS PAID FROM:
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Limited Duration	$551,051	$—	$385,549	$—
Income Plus	3,452,819	—	4,164,323	2,689,896
European Equity	882,964	—	904,460	—
Multi Cap Growth	—	24,057,609	—	35,643,300

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, a net operating loss, book amortization of premium on debt securities and nondeductible expenses, resulted in the following reclassifications among the Funds' components of net assets at December 31, 2017:

FUND	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Limited Duration	$1,417	$8,941,357	$(8,942,774)
Income Plus	(129,225)	129,225	—
European Equity	10,669	2,946,004	(2,956,673)
Multi Cap Growth	335,037	(335,037)	—

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Limited Duration	$326,379	$—
Income Plus	2,898,786	1,798,551
European Equity	673,039	—
Multi Cap Growth	12,257,128	62,800,428

At December 31, 2017, the following Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
2018
European Equity	$3,315

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

During the year ended December 31, 2017, the following Funds expired capital loss carryforwards for U.S. federal income tax purposes of:

FUND	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$8,942,774
European Equity	2,956,673

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of:

FUND	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$37,233
Income Plus	7,544
European Equity	1,933,388

10. Purposes of and Risks Relating to Certain Financial Instruments

Certain Funds may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Funds may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Funds are not backed by sub-prime mortgages.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2017 continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2017, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, and France represented 24.8%, 18.5% and 16.7%, respectively, of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

11. Credit Facility

The Trust and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Funds did not have any borrowings under the Facility.

12. Other

At December 31, 2017, certain Funds had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

PERCENTAGE OF OWNERSHIP
Limited Duration	96.6%
Income Plus	94.6
European Equity	93.1
Multi Cap Growth	95.1

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Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
LIMITED DURATION CLASS X SHARES
2013	$7.71	$0.10	$(0.07)	$0.03	$(0.20)	—	$(0.20)
2014	7.54	0.08	0.01	0.09	(0.14)	—	(0.14)
2015	7.49	0.10	(0.11)	(0.01)	(0.10)	—	(0.10)
2016(2)	7.38	0.13	0.24	0.37	(0.11)	—	(0.11)
2017	7.64	0.11	(0.01)	0.10	(0.18)	—	(0.18)
CLASS Y SHARES
2013	7.69	0.08	(0.07)	0.01	(0.18)	—	(0.18)
2014	7.52	0.06	—	0.06	(0.11)	—	(0.11)
2015	7.47	0.08	(0.10)	(0.02)	(0.08)	—	(0.08)
2016(2)	7.37	0.11	0.24	0.35	(0.09)	—	(0.09)
2017	7.63	0.09	(0.02)	0.07	(0.15)	—	(0.15)
INCOME PLUS CLASS X SHARES
2013	11.97	0.45	(0.35)	0.10	(0.59)	—	(0.59)
2014	11.48	0.42	0.47	0.89	(0.51)	—	(0.51)
2015	11.86	0.42	(0.66)	(0.24)	(0.47)	$(0.01)	(0.48)
2016(2)	11.14	0.42	0.37	0.79	(0.46)	(0.28)	(0.74)
2017	11.19	0.34	0.39	0.73	(0.41)	—	(0.41)
CLASS Y SHARES
2013	11.93	0.41	(0.33)	0.08	(0.56)	—	(0.56)
2014	11.45	0.39	0.45	0.84	(0.47)	—	(0.47)
2015	11.82	0.39	(0.64)	(0.25)	(0.44)	(0.01)	(0.45)
2016(2)	11.12	0.39	0.35	0.74	(0.42)	(0.28)	(0.70)
2017	11.16	0.32	0.39	0.71	(0.38)	—	(0.38)
EUROPEAN EQUITY CLASS X SHARES
2013	16.32	0.42	3.95	4.37	(0.53)	—	(0.53)
2014	20.16	0.82	(2.61)	(1.79)	(0.48)	—	(0.48)
2015	17.89	0.41	(1.24)	(0.83)	(0.94)	—	(0.94)
2016(3)	16.12	0.45	(0.87)	(0.42)	(0.45)	—	(0.45)
2017	15.25	0.37	3.10	3.47	(0.50)	—	(0.50)
CLASS Y SHARES
2013	16.26	0.33	3.98	4.31	(0.48)	—	(0.48)
2014	20.09	0.77	(2.60)	(1.83)	(0.43)	—	(0.43)
2015	17.83	0.37	(1.24)	(0.87)	(0.88)	—	(0.88)
2016(3)	16.08	0.41	(0.87)	(0.46)	(0.40)	—	(0.40)
2017	15.22	0.33	3.10	3.43	(0.46)	—	(0.46)

See Notes to Financial Statements

RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(6)	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
LIMITED DURATION CLASS X SHARES
2013	$7.54	0.39%	$9,346	0.75	%(7)	1.27	%(7)	0.00	%(5)	53%
2014	7.49	1.13	7,986	0.80	(7)	1.09	(7)	0.00	(5)	51
2015	7.38	(0.16)	6,773	0.94	(7)	1.38	(7)	0.00	(5)	39
2016(2)	7.64	5.09	(12)	5,935	0.75	(7)(8)	1.77	(7)(8)	0.00	(5)	22
2017	7.56	1.24	5,221	1.22	(7)	1.40	(7)	0.00	(5)	40
CLASS Y SHARES
2013	7.52	0.09	32,974	1.00	(7)	1.02	(7)	0.00	(5)	53
2014	7.47	0.84	28,244	1.05	(7)	0.84	(7)	0.00	(5)	51
2015	7.37	(0.32)	24,445	1.19	(7)	1.13	(7)	0.00	(5)	39
2016(2)	7.63	4.80	(12)	22,112	1.00	(7)(8)	1.52	(7)(8)	0.00	(5)	22
2017	7.55	0.96	20,262	1.47	(7)	1.15	(7)	0.00	(5)	40
INCOME PLUS CLASS X SHARES
2013	11.48	1.03	73,998	0.62	(7)	3.82	(7)	0.00	(5)	55
2014	11.86	7.79	68,129	0.64	(7)	3.52	(7)	0.00	(5)	43
2015	11.14	(2.09)	57,579	0.68	(7)	3.56	(7)	0.00	(5)	44
2016(2)	11.19	7.08	53,539	0.63	(7)(9)	3.67	(7)(9)	0.00	(5)	39
2017	11.51	6.65	48,050	0.77	(7)	3.02	(7)	0.00	(5)	50
CLASS Y SHARES
2013	11.45	0.81	82,429	0.87	(7)	3.57	(7)	0.00	(5)	55
2014	11.82	7.40	69,491	0.89	(7)	3.27	(7)	0.00	(5)	43
2015	11.12	(2.22)	56,969	0.93	(7)	3.31	(7)	0.00	(5)	44
2016(2)	11.16	6.68	52,595	0.88	(7)(9)	3.42	(7)(9)	0.00	(5)	39
2017	11.49	6.46	48,287	1.02	(7)	2.77	(7)	0.00	(5)	50
EUROPEAN EQUITY CLASS X SHARES
2013	20.16	27.50	43,414	1.00	(7)(10)	2.32	(7)(10)	0.00	(5)	10
2014	17.89	(9.14)	33,884	1.00	(7)(10)	4.17	(7)(10)	0.00	(5)	21
2015	16.12	(5.17)	28,348	1.00	(7)(10)	2.29	(7)(10)	0.00	(5)	21
2016(3)	15.25	(2.54)	23,472	1.00	(7)(10)	2.94	(7)(10)	0.00	(5)	22
2017	18.22	22.99	25,192	1.00	(7)(10)	2.18	(7)(10)	0.00	(5)	19
CLASS Y SHARES
2013	20.09	27.20	11,807	1.25	(7)(10)	2.07	(7)(10)	0.00	(5)	10
2014	17.83	(9.37)	8,518	1.25	(7)(10)	3.92	(7)(10)	0.00	(5)	21
2015	16.08	(5.39)	6,776	1.25	(7)(10)	2.04	(7)(10)	0.00	(5)	21
2016(3)	15.22	(2.75)	5,819	1.25	(7)(10)	2.69	(7)(10)	0.00	(5)	22
2017	18.19	22.65	6,401	1.25	(7)(10)	1.93	(7)(10)	0.00	(5)	19

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2013	$41.01	$(0.03)	$20.55	$20.52	$(0.20)	$(0.66)	$(0.86)
2014	60.67	(0.06)	3.23	3.17	—	(7.79)	(7.79)
2015	56.05	(0.15)	4.86	4.71	—	(10.37)	(10.37)
2016 (3)	50.39	0.00 (4)	(1.85)	(1.85)	—	(7.91)	(7.91)
2017	40.63	(0.04)	19.27	19.23	—	(5.20)	(5.20)
CLASS Y SHARES
2013	40.56	(0.15)	20.32	20.17	(0.11)	(0.66)	(0.77)
2014	59.96	(0.20)	3.18	2.98	—	(7.79)	(7.79)
2015	55.15	(0.28)	4.78	4.50	—	(10.37)	(10.37)
2016 (3)	49.28	(0.11)	(1.81)	(1.92)	—	(7.91)	(7.91)
2017	39.45	(0.16)	18.66	18.50	—	(5.20)	(5.20)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(3)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The annualized expense and net investment income (loss) ratios would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(4)  Amount is less than $0.001.

(5)  Amount is less than 0.005%.

(6)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(7)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.92%	1.60%
Class Y	1.17	1.35

(9)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.68%	3.62%
Class Y	1.93	3.37

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(6)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2013		$60.67	50.76%	$223,689	0.57	%(7)	(0.06	)%(7)	0.00	%(5)	34%
2014		56.05	5.71	200,910	0.54	(7)	(0.11	)(7)	0.00	(5)	29
2015		50.39	8.60	188,317	0.57	(7)(11)	(0.27	)(7)(11)	0.00	(5)	34
2016	(3)	40.63	(3.41)	160,229	0.56	(7)(11)	0.01	(7)(11)	0.00	(5)	42
2017		54.66	49.39	204,928	0.57	(7)(11)	(0.09	)(7)(11)	0.00	(5)	67
CLASS Y SHARES
2013		59.96	50.37	72,135	0.82	(7)	(0.31	)(7)	0.00	(5)	34
2014		55.15	5.44	56,027	0.79	(7)	(0.36	)(7)	0.00	(5)	29
2015		49.28	8.34	51,882	0.82	(7)(11)	(0.52	)(7)(11)	0.00	(5)	34
2016	(3)	39.45	(3.65)	42,909	0.81	(7)(11)	(0.24	)(7)(11)	0.00	(5)	42
2017		52.75	49.00	53,144	0.82	(7)(11)	(0.34	)(7)(11)	0.00	(5)	67

(10)  If the Fund had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2017
Class X	1.57%	1.61%
Class Y	1.82	1.36
December 31, 2016
Class X	1.42	2.52
Class Y	1.67	2.27
December 31, 2015
Class X	1.32	1.97
Class Y	1.57	1.72
December 31, 2014
Class X	1.26	3.91
Class Y	1.51	3.66
December 31, 2013
Class X	1.22	2.10
Class Y	1.47	1.85

(11)  If the Fund had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2017
Class X	0.60%	(0.12)%
Class Y	0.85	(0.37)
December 31, 2016
Class X	0.58	(0.01)
Class Y	0.83	(0.26)
December 31, 2015
Class X	0.58	(0.28)
Class Y	0.83	(0.53)

(12)  Performance was positively impacted for Class X and Class Y Shares due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings by approximately 3.28% and 3.40%, respectively. These were one time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Class Y shares would have been approximately 1.81% and 1.40%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Variable Investment Series (the "Trust") (comprising, Limited Duration, Income Plus, European Equity and Multi Cap Growth) (collectively the "Funds") including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Variable Investment Series at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Strategic Decisions, LLC
(consulting) (since February 2009);
Director or Trustee of various Morgan
Stanley Funds (since August 2006);
Chairperson of the Compliance and
			Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August
			1997-December 1999).	88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2017 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended December 31, 2017.

Each of the applicable Funds designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Multi Cap Growth	$24,057,609

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended December 31, 2017.

The European Equity Fund intends to pass through foreign tax credits of $61,846, and has derived income from sources within foreign countries amounting to $1,079,786.

Trustees
Frank L. Bowman	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Patricia Maleski
Jakki L. Haussler	Michael E. Nugent
Dr. Manuel H. Johnson	Chair of the Board
W. Allen Reed
Fergus Reid
Officers
John H. Gernon President and Principal Executive Officer
Timothy J. Knierim Chief Compliance Officer
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Michael J. Key Vice President
Transfer Agent	Custodian

DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel

Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator

Perkins Coie LLP 30 Rockefeller Plaza New York, New York 10112	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Adviser (solely with respect to European Equity Portfolio)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
1695019 EXP 2.28.19

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017

	Registrant		Covered Entities(1)
Audit Fees	$195,768		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$18,500	(3)	$11,474,825	(4)
All Other Fees	$—		$136,088	(5)
Total Non-Audit Fees	$18,500		$11,610,913

Total	$214,268		$11,610,913

2016

	Registrant		Covered Entities(1)
Audit Fees	$186,406		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$16,500	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$16,500		$9,044,479

Total	$202,906		$9,044,479

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 2, 2018